                                                                    EXHIBIT 10.3


                        RECEIVABLES TRANSFER AGREEMENT

                        Dated as of February 10, 1999,

                                 by and among

                            CALLAWAY GOLF COMPANY,
                             as Parent Guarantor,

                         CALLAWAY GOLF SALES COMPANY,
                    as the CGS Originator and as Servicer,

                                      and

                           GOLF FUNDING CORPORATION,

                               TABLE OF CONTENTS

ARTICLE I.

        DEFINITIONS AND INTERPRETATION...................................................   - 2 -
        Section 1.01  Definitions........................................................   - 2 -
        Section 1.02  Rules of Construction..............................................   - 2 -

ARTICLE II.

        TRANSFERS OF RECEIVABLES.........................................................   - 2 -
        Section 2.01  Agreement to Transfer..............................................   - 2 -
               (a)    Receivables Transfers..............................................   - 2 -
               (b)    Determination of Sold Receivables..................................   - 2 -
               (c)    Payment of Purchase Price..........................................   - 2 -
               (d)    Determination of Contributed Receivables...........................   - 2 -
               (e)    Ownership of Transferred Receivables...............................   - 3 -
               (f)    Reconstruction of General Trial Balance............................   - 3 -
               (g)    Servicing of Receivables...........................................   - 3 -
        Section 2.02  Grant of Security Interest.........................................   - 3 -
        Section 2.03  Guaranty of Obligations of the CGS Originator......................   - 4 -
        Section 2.04  Enforcement of Parent Guaranty.....................................   - 4 -

ARTICLE III.

        CONDITIONS PRECEDENT.............................................................   - 5 -
        Section 3.01  Conditions to Initial Transfer.....................................   - 5 -
               (a)    Transfer Agreement; Other Documents................................   - 5 -
               (b)    Governmental Approvals.............................................   - 5 -
               (c)    Compliance with Laws...............................................   - 5 -
               (d)    Purchase Agreement Conditions......................................   - 5 -
        Section 3.02  Conditions to all Transfers........................................   - 5 -

ARTICLE IV.

        REPRESENTATIONS, WARRANTIES AND COVENANTS........................................   - 6 -
        Section 4.01  Representations and Warranties of the CGS Originator and the Parent
                      Guarantor..........................................................   - 6 -
               (a)    Corporate Existence; Compliance with Law...........................   - 6 -
               (b)    Executive Offices; Collateral Locations; Corporate or Other Names;
                      FEIN...............................................................   - 7 -
               (c)    Corporate Power, Authorization, Enforceable Obligations............   - 7 -

               (d)    No Litigation......................................................    - 7 -
               (e)    Solvency...........................................................    - 8 -
               (f)    Material Adverse Effect............................................    - 8 -
               (g)    Ownership of Receivables; Liens....................................    - 8 -
               (h)    Ventures, Subsidiaries and Affiliates; Outstanding Stock...........    - 9 -
               (i)    Taxes..............................................................    - 9 -
               (j)    Intellectual Property..............................................    - 9 -
               (k)    Full Disclosure....................................................   - 10 -
               (l)    Notices to Obligors................................................   - 10 -
               (m)    ERISA..............................................................   - 10 -
               (n)    Brokers............................................................   - 11 -
               (o)    Margin Regulations.................................................   - 11 -
               (p)    Nonapplicability of Bulk Sales Laws................................   - 11 -
               (q)    Securities Act and Investment Company Act Exemptions...............   - 11 -
               (r)    Government Regulation..............................................   - 11 -
               (s)    Books and Records; Minutes.........................................   - 12 -
               (t)    Deposit and Disbursement Accounts..................................   - 12 -
               (u)    Representations and Warranties in Other Related Documents..........   - 12 -
               (v)    Receivables........................................................   - 12 -
        Section 4.02  Affirmative Covenants of the CGS Originator and the Parent
                      Guarantor..........................................................   - 13 -
               (a)    Offices and Records................................................   - 13 -
               (b)    Access.............................................................   - 13 -
               (c)    Communication with Accountants.....................................   - 14 -
               (d)    Compliance With Credit and Collection Policies.....................   - 14 -
               (e)    Assignment.........................................................   - 15 -
               (f)    Compliance with Agreements and Applicable Laws.....................   - 15 -
               (g)    Maintenance of Existence and Conduct of Business...................   - 15 -
               (h)    Notice of Material Event...........................................   - 15 -
               (i)    Use of Proceeds....................................................   - 16 -
               (j)    Separate Identity..................................................   - 16 -
               (k)    ERISA..............................................................   - 18 -
               (l)    Payment, Performance and Discharge of Obligations..................   - 18 -
               (m)    Deposit of Collections.............................................   - 18 -
               (n)    Accounting Changes.................................................   - 18 -
               (o)    Adjustments to Sale Price..........................................   - 19 -
        Section 4.03  Negative Covenants of the CGS Originator and the Parent Guarantor..   - 19 -
               (a)    Sale of Stock and Assets...........................................   - 19 -
               (b)    Liens..............................................................   - 19 -
               (c)    Modifications of Receivables or Contracts..........................   - 19 -
               (d)    Sale Characterization..............................................   - 19 -
               (e)    Capital Structure and Business.....................................   - 20 -

               (f)    Actions Affecting Rights..........................................    - 20 -
               (g)    ERISA.............................................................    - 20 -
               (h)    Change to Credit and Collection Policies..........................    - 20 -
               (i)    Adverse Tax Consequences..........................................    - 20 -
               (j)    No Proceedings....................................................    - 21 -
        Section 4.04  Breach of Representations, Warranties or Covenants................    - 21 -
        Section 4.05  Additional Covenants of the Parent Guarantor......................    - 21 -
               (a)    Restricted Payments...............................................    - 21 -
               (b)    Indebtedness......................................................    - 22 -
               (c)    Mergers, Subsidiaries, Etc........................................    - 22 -
               (d)    Financial Covenants...............................................    - 22 -
               (e)    Operating Plan....................................................    - 22 -

ARTICLE V.

        INDEMNIFICATION AND WAIVER......................................................    - 22 -
        Section 5.01  Indemnification...................................................    - 22 -
        Section 5.02  Waiver............................................................    - 24 -

ARTICLE VI.

        GFC LOANS TO THE CGS ORIGINATOR.................................................    - 25 -
        Section 6.01  GFC Loans.........................................................    - 25 -
        Section 6.02  Notices Relating to GFC Loans.....................................    - 25 -
        Section 6.03  Disbursement of Loan Proceeds.....................................    - 25 -
        Section 6.04  CGS Originator Note...............................................    - 25 -
        Section 6.05  Principal Repayments..............................................    - 26 -
        Section 6.06  Interest..........................................................    - 26 -
        Section 6.07  Receipt of Payments...............................................    - 27 -
        Section 6.08  Separateness From Transfer of Receivables.........................    - 27 -

ARTICLE VII.

        COLLATERAL SECURITY.............................................................    - 27 -
        Section 7.01  Security Interest.................................................    - 27 -
        Section 7.02  Other Collateral; Rights in Receivables...........................    - 28 -

ARTICLE VIII.

        MISCELLANEOUS...................................................................    - 28 -
        Section 8.01  Notices...........................................................    - 28 -
        Section 8.02  No Waiver; Remedies...............................................    - 29 -
        Section 8.03  Successors and Assigns............................................    - 29 -

        Section 8.04  Termination; Survival of Obligations..............................    - 30 -
        Section 8.05  Complete Agreement; Modification of Agreement.....................    - 30 -
        Section 8.06  Amendments and Waivers............................................    - 31 -
        Section 8.07  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF
                      JURY TRIAL........................................................    - 31 -
        Section 8.08  Counterparts......................................................    - 32 -
        Section 8.09  Severability......................................................    - 32 -
        Section 8.10  Section Titles....................................................    - 32 -
        Section 8.11  No Setoff.........................................................    - 33 -
        Section 8.12  Confidentiality...................................................    - 33 -
        Section 8.13  Further Assurances................................................    - 33 -
        Section 8.14  Fees and Expenses.................................................    - 34 -

                              INDEX OF APPENDICES
                              -------------------

Exhibit 2.01(a)     Form of Receivables Assignment
Exhibit 6.04(a)     Form of CGS Note

Schedule 4.01(b)    Executive Offices; Collateral Locations; Corporate Names
Schedule 4.01(d)    Litigation
Schedule 4.01(f)    Material Adverse Effect
Schedule 4.01(h)    Ventures, Subsidiaries and Affiliates; Outstanding Stock
Schedule 4.01(i)    Tax Matters
Schedule 4.01(m)    ERISA Plans
Schedule 4.01(t)    Deposit and Disbursement Accounts
Schedule 4.02(g)    Trade Names
Schedule 4.03(b)    Existing Liens

Annex W             Financial Covenants
Annex X             Definitions
Annex Y             Schedule of Documents

          THIS RECEIVABLES TRANSFER AGREEMENT ("Agreement") is entered into as
                                                ---------
of February 10, 1999, by and among CALLAWAY GOLF SALES COMPANY, a California corporation ("CGS"), as transferor of Receivables (the "CGS Originator") and as
              ---                                        --------------
a servicer hereunder (the "Servicer"), CALLAWAY GOLF COMPANY, a California
                           --------
corporation (the "Parent Guarantor") and GOLF FUNDING CORPORATION, a California
                  ----------------
corporation ("GFC").
              ---

                                    RECITALS
                                    --------

          A.   The CGS Originator owns all of the outstanding Stock of GFC.

          B. GFC has been formed for the sole purpose of purchasing, or otherwise acquiring by capital contribution, and reselling to the Purchaser, all domestic trade receivables originated by the CGS Originator.

          C. The CGS Originator intends to sell, and GFC intends to purchase, all such trade receivables, from time to time, as described herein.

          D. In addition, the CGS Originator may, from time to time, contribute capital to GFC in the form of Contributed Receivables or cash (in such capacity, a "Stockholder Originator").
                  ----------------------

          E. The Parent Guarantor is the parent of the CGS Originator and as such will derive direct and indirect economic benefits from the sale of the trade receivables described above in Recital C.

          F. In order to induce GFC to enter into this Agreement, the Parent Guarantor has agreed to guarantee the CGS Originator's obligations under this Agreement.

          G. In order to effectuate the purposes of this Agreement, GFC desires to appoint Callaway Golf Sales Company to service, administer and collect the receivables acquired by GFC pursuant to this Agreement and Callaway Golf Sales Company is willing to act in such capacity as the Servicer hereunder on the terms and conditions set forth herein.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I.

                        DEFINITIONS AND INTERPRETATION

          Section 1.01   Definitions.  Capitalized terms used and not otherwise
                         -----------
defined herein shall have the meanings ascribed to them in Annex X.
                                                           -------

          Section 1.02   Rules of Construction.  For purposes of this Agreement,
                         ---------------------
the rules of construction set forth in Annex X shall govern.  All Appendices
                                       -------
hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

                                  ARTICLE II.

                           TRANSFERS OF RECEIVABLES

          Section 2.01  Agreement to Transfer.
                        ---------------------

          (a) Receivables Transfers.  Subject to the terms and conditions
              ---------------------
hereof, the CGS Originator agrees to sell or contribute (without recourse except to the extent specifically provided herein) to GFC on the Business Day following the Closing Date and on each Business Day thereafter (each such date, a "Transfer Date") all Receivables owned by it on each such Transfer Date, and GFC
 -------------
agrees to purchase or acquire as a capital contribution all such Receivables on each such Transfer Date. All such Transfers shall be evidenced by a certificate of assignment substantially in the form of Exhibit 2.01(a) (a "Receivables
                                           ---------------     -----------
Assignment"), and the CGS Originator and GFC shall execute and deliver the
----------
Receivables Assignment on or before the Closing Date.

          (b) Determination of Sold Receivables.  On and as of each Transfer
              ---------------------------------
Date, those Receivables sold to, and purchased by, GFC shall consist of those Receivables owned by the CGS Originator and identified by the Servicer for sale to GFC (each such Receivable individually, a "Sold Receivable," and
                                              ---------------
collectively, the "Sold Receivables") such that the Sale Price of all Sold
                   ----------------
Receivables shall not exceed the amount of cash available to GFC for the payment thereof.

          (c) Payment of Purchase Price.  In consideration for each Sale of
              -------------------------
Sold Receivables hereunder, GFC shall pay to the CGS Originator on the Transfer Date therefor the Sale Price therefor in Dollars in immediately available funds. All payments by GFC under this Section 2.01(c) shall be effected by means of a
                               ---------------
wire transfer not later than 12:00 noon (New York time) on the day when due to the Agent Account.

          (d) Determination of Contributed Receivables. To the extent that on
              ----------------------------------------
and as of any Transfer Date, Receivables which do not constitute Transferred Receivables have not been identified as Sold Receivables pursuant to Section
                                                                      -------
2.01(b), then the CGS Originator shall, unless
-------
it has delivered an Election Notice to GFC, effect transfer of such Receivables by contributing such Receivables to GFC as a capital contribution (each such contributed Receivable individually, a "Contributed Receivable," and
                                        ----------------------
collectively, the "Contributed Receivables"). If the CGS Originator elects not
                   -----------------------
to contribute Receivables to GFC on any Transfer Date, the CGS Originator shall deliver to GFC not later than 5:00 p.m. (New York time) on the Business Day immediately preceding such Transfer Date a notice of such election (each such notice, an "Election Notice").
            ---------------

          (e) Ownership of Transferred Receivables.  On and after each Transfer
              ------------------------------------
Date and after giving effect to the Transfers to be made on each such date, GFC shall own the Transferred Receivables and the CGS Originator shall not take any action inconsistent with such ownership nor shall the CGS Originator claim any ownership interest in such Transferred Receivables.

          (f) Reconstruction of General Trial Balance.  If at any time the CGS
              ---------------------------------------
Originator fails to generate its General Trial Balance, GFC shall have the right to reconstruct such General Trial Balance so that a determination of the Sold Receivables can be made pursuant to Section 2.01(b). The CGS Originator agrees
                                    ---------------
to cooperate with such reconstruction, including by delivery to GFC, upon GFC's request, of copies of all Contracts and Records.

          (g) Servicing of Receivables.  So long as no Event of Servicer
              ------------------------
Termination shall have occurred and be continuing and no Successor Servicer has assumed the responsibilities and obligations of the Servicer pursuant to Section
                                                                         -------
11.02 of the Purchase Agreement, GFC and the CGS Originator hereby appoint the
-----
Servicer, in a manner consistent with Article VII of the Purchase Agreement, to
                                      -----------
(i) conduct the servicing, administration and collection of the Transferred Receivables and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect the Transferred Receivables, all in accordance with (A) the terms of the Purchase Agreement, (B) customary and prudent servicing procedures for trade receivables of a similar type and (C) all applicable laws, rules and regulations, and (ii) hold all Contracts and other documents and incidents relating to the Transferred Receivables in trust for the benefit of GFC, as the owner thereof, and for the sole purpose of facilitating the servicing of the Transferred Receivables in accordance with the terms of the Purchase Agreement.

          Section 2.02   Grant of Security Interest.  The parties hereto intend
                         --------------------------
that each Transfer shall constitute a purchase and sale or capital contribution, as applicable, and not a loan. Notwithstanding anything to the contrary set forth in this Section 2.02, if a court of competent jurisdiction determines that
              ------------
any transaction provided for herein constitutes a loan and not a purchase and sale or capital contribution, as applicable, then the parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that the CGS Originator shall be deemed to have granted, and the CGS Originator does hereby grant, to GFC a first priority Lien in and to all of the CGS Originator's right, title and interest in, to and under the Transferred Receivables.

          Section 2.03   Guaranty of Obligations of the CGS Originator.  The
                         ---------------------------------------------
Parent Guarantor hereby unconditionally guarantees to GFC, and its respective successors, endorsees, transferees and assigns (including without limitation the Purchaser, the Operating Agent and the Collateral Agent), the prompt payment and performance of the obligations of CGS as the CGS Originator and as the Servicer under the Purchase Agreement, this Agreement and each other Related Document (the "Guaranteed Obligations"). The Parent Guarantor agrees that its
      ----------------------
obligations shall be primary, absolute and unconditional, irrespective of, and unaffected by:

          (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in the Purchase Agreement, this Agreement, any other Related Document or any other agreement, document or instrument to which CGS (whether as CGS Originator or as Servicer) and/or the Parent Guarantor is or may become a party;

          (b) the absence of any action to enforce the obligations of CGS under the Purchase Agreement, this Agreement or any other Related Document or the waiver or consent by GFC with respect to any of the provisions hereof or thereof;

          (c) the existence, value or condition of, or failure to perfect its Lien against, any Transfer Agreement Collateral or any action or the absence of any action, by GFC or its assigns in respect thereof (including, without limitation, the release of any such security);

          (d) the insolvency of CGS; or

          (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

it being agreed by the Parent Guarantor that its obligations under the Purchase Agreement, this Agreement and the other Related Documents shall not be discharged until the Termination Date or thereafter to the extent provided in

Section 8.04.  The Parent Guarantor agrees that any notice or directive given at
------------
any time to GFC which is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by GFC and, in addition, may not be pleaded or introduced as evidence in any litigation relating to the Purchase Agreement, this Agreement or any other Related Document for the reason that such pleading or introduction would be at variance with the written terms of this Agreement, unless GFC (with the prior written consent of the Purchaser, the Operating Agent and the Collateral Agent) has specifically agreed otherwise in writing. It is agreed among the Parent Guarantor and GFC that the foregoing waivers are of the essence of the transaction contemplated by the Related Documents and that, but for this Section 2.03 and such waivers, GFC
                                             ------------
would decline to enter into this Agreement, and the Purchaser, the Operating Agent and the Collateral Agent would decline to enter into the Purchase Agreement.

          Section 2.04   Enforcement of Parent Guaranty.  The guaranty set forth
                         ------------------------------
in Section 2.03 is a guaranty of payment and not a guaranty of collection.  In
   ------------
no event shall GFC have any
obligation (although it is entitled, at its option) to proceed against the CGS Originator or any Transfer Agreement Collateral before seeking satisfaction from the Parent Guarantor, and GFC may proceed, prior or subsequent to, or simultaneously with, the enforcement of GFC's rights hereunder, to exercise any right or remedy which it may have against the Transfer Agreement Collateral, as a result of any Lien it may have as security.

                                  ARTICLE III

                             CONDITIONS PRECEDENT

          Section 3.01 Conditions to Initial Transfer.  The initial Transfer
                       ------------------------------
hereunder shall be subject to satisfaction of each of the following conditions precedent (any one or more of which may be waived in writing by each of GFC and the Operating Agent):

          (a) Transfer Agreement; Other Documents.  This Agreement or
              -----------------------------------
counterparts hereof shall have been duly executed by, and delivered to, the CGS Originator, the Parent Guarantor and GFC, and GFC shall have received such documents, instruments, agreements and legal opinions as GFC shall request in connection with the transactions contemplated by this Agreement, including all those identified in the Schedule of Documents, each in form and substance satisfactory to GFC.

          (b) Governmental Approvals.  GFC shall have received (i) satisfactory
              ----------------------
evidence that the CGS Originator and the Parent Guarantor have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Related Documents and the consummation of the transactions contemplated hereby and thereby or (ii) an Officer's Certificate from each of the CGS Originator and the Parent Guarantor in form and substance satisfactory to GFC affirming that no such consents or approvals are required.

          (c) Compliance with Laws.  The CGS Originator and the Parent Guarantor
              --------------------
shall be in compliance in all material respects with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in Section 4.02(f).
              ---------------

          (d) Purchase Agreement Conditions.  Each of those conditions precedent
              -----------------------------
set forth in Article III of the Purchase Agreement shall have been satisfied or
             -----------
waived in writing as provided therein.

          Section 3.02 Conditions to all Transfers.  Each Transfer hereunder
                       ---------------------------
(including the initial Transfer) shall be subject to satisfaction of the following further conditions precedent as of the Transfer Date therefor:

          (a) the representations and warranties of the CGS Originator and the Parent Guarantor contained herein or in any other Related Document shall be true and correct as of such

Transfer Date, both before and after giving effect to such Transfer and to the application of the Sale Price therefor, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement;

          (b) no Incipient Termination Event or Termination Event shall have occurred and be continuing or would result after giving effect to such Transfer or the application of the Sale Price therefor; and

          (c) the CGS Originator and the Parent Guarantor shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to GFC as GFC may request.

The acceptance by the CGS Originator of the Sale Price for the Sold Receivables on any Transfer Date shall be deemed to constitute, as of any such Transfer Date, a representation and warranty by the CGS Originator that the conditions in this Section 3.02 have been satisfied. Upon any such acceptance, title to the
     ------------
transferred receivables sold or contributed on such Transfer Date shall be vested absolutely in GFC, whether or not such conditions were in fact so satisfied.

                                  ARTICLE IV.

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 4.01   Representations and Warranties of the CGS Originator
                         ----------------------------------------------------
and the Parent Guarantor.  To induce GFC to purchase the  Sold Receivables and
------------------------
to acquire the Contributed Receivables, the CGS Originator and the Parent Guarantor make the following representations and warranties to GFC, each and all of which shall survive the execution and delivery of this Agreement.

          (a) Corporate Existence; Compliance with Law.  Each of the CGS
              ----------------------------------------
Originator and the Parent Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where failure to be so qualified would not result in the exposure of either the CGS Originator or the Parent Guarantor to losses, damages or liabilities in excess of $100,000;
(iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its charter and bylaws; and (vi) subject to specific representations set forth herein regarding ERISA, Environmental Laws, tax laws and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (b) Executive Offices; Collateral Locations; Corporate or Other Names;
              ------------------------------------------------------------------
FEIN. As of the Closing Date, the current location of each of the CGS
----
Originator's and the Parent Guarantor's chief executive office, principal place of business, other offices, the warehouses and premises within which any Transfer Agreement Collateral is stored or located, and the locations of its records concerning the Transfer Agreement Collateral are set forth in Schedule
                                                                      --------
4.01(b) and none of such locations have changed within the past 12 months.
-------
During the prior five years, except as set forth in Schedule 4.01(b), the CGS
                                                    ----------------
Originator and the Parent Guarantor have not been known as or used any corporate, fictitious or trade name. In addition, Schedule 4.01(b) lists the
                                                   ----------------
federal employer identification numbers of the CGS Originator and of the Parent Guarantor.

          (c) Corporate Power, Authorization, Enforceable Obligations.  The
              -------------------------------------------------------
execution, delivery and performance by each of the CGS Originator and the Parent Guarantor of this Agreement and the other Related Documents to which it is a party and the creation of all Liens provided for herein and therein and, solely with respect to clause (vii) below, the exercise by GFC, the Purchaser, the
                ------------
Operating Agent or the Collateral Agent of any of its rights and remedies under any Related Document to which it is a party: (i) are within such Person's corporate power; (ii) have been duly authorized by all necessary or proper corporate and shareholder action; (iii) do not contravene any provision of such Person's charter or bylaws; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of such Person; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 3.01(b), all of which will have been duly obtained, made
               ---------------
or complied with prior to the Closing Date. On or prior to the Closing Date, each of the Related Documents shall have been duly executed and delivered by each of the CGS Originator and the Parent Guarantor that is a party thereto and each such Related Document shall then constitute a legal, valid and binding obligation of the CGS Originator and the Parent Guarantor, as applicable, enforceable against it in accordance with its terms.

          (d) No Litigation.  No Litigation is now pending or, to the knowledge
              -------------
of the CGS Originator or the Parent Guarantor, threatened against either the CGS Originator or the Parent Guarantor that (i) challenges either the CGS Originator's or the Parent Guarantor's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the Transfer, Purchase or pledge of any Receivable or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents or (iii) has a reasonable risk of being determined adversely to the CGS Originator or the Parent

Guarantor and that, if so determined, could have a Material Adverse Effect. Except as set forth on Schedule 4.01(d), as of the Closing Date there is no
                       ----------------
Litigation pending or threatened that seeks damages in excess of $1,000,000 or injunctive relief against, or alleges criminal misconduct by, the CGS Originator or the Parent Guarantor.

          (e) Solvency.  Both before and after giving effect to (i) the
              --------
transactions contemplated by this Agreement and the other Related Documents and
(ii) the payment and accrual of all transaction costs in connection with the foregoing, each of the CGS Originator and the Parent Guarantor is and will be Solvent.

          (f) Material Adverse Effect.  Between December 31, 1997 and the
              -----------------------
Closing Date, (i) each of the CGS Originator and the Parent Guarantor has not incurred any obligations, contingent or non-contingent liabilities, liabilities for Charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, other than, with respect to a Material Adverse Effect as listed on Schedule 4.01(f), (ii) no contract, lease or other agreement or instrument
   ----------------
has been entered into by the CGS Originator or the Parent Guarantor or has become binding upon the such Person's assets and no law or regulation applicable to the CGS Originator or the Parent Guarantor has been adopted that has had or could reasonably be expected to have a Material Adverse Effect on such Person, and (iii) neither the CGS Originator nor the Parent Guarantor is in default and to the knowledge of each of the CGS Originator and the Parent Guarantor after diligent inquiry, no third party is in default under any material contract, lease or other agreement or instrument to which the CGS Originator or Parent Guarantor is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Between December 31, 1997 and the Closing Date no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect, other than, with respect to a Material Adverse Effect as listed on Schedule 4.01(f).
                                                  ----------------

          (g) Ownership of Receivables; Liens.  The CGS Originator owns each
              -------------------------------
Receivable originated by it free and clear of any Adverse Claim (other than Permitted Encumbrances) and, from and after each Transfer Date, GFC will acquire valid and properly perfected title to and the sole record and beneficial ownership interest in each Transferred Receivable purchased or otherwise acquired on such date, free and clear of any Adverse Claim or restrictions on transferability. As of the Closing Date, none of the properties and assets of the CGS Originator are subject to any Liens other than Permitted Encumbrances and Credit Facility Liens, and there are no facts, circumstances or conditions known to the CGS Originator that may result in any Liens (including Liens arising under Environmental Laws) other than Permitted Encumbrances and Credit Facility Liens. The CGS Originator has received all assignments, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect the CGS Originator's right, title and interest in and to the Receivables originated by it and its other properties and assets. The Liens granted to GFC pursuant to Section 7.01 will
                                                             ------------
at all times be fully perfected first priority Liens in and to the Transfer Agreement Collateral, subject only to Permitted Encumbrances and Credit Facility Liens.

          (h) Ventures, Subsidiaries and Affiliates; Outstanding Stock.  Except
              --------------------------------------------------------
as set forth in Schedule 4.01(h), neither the CGS Originator nor the Parent
                ----------------
Guarantor has any Subsidiaries, is engaged in any joint venture or partnership with any other Person, or is an Affiliate of any other Person. All of the issued and outstanding Stock of each of the CGS Originator and the Parent Guarantor is owned by each of the Stockholders in the amounts set forth on
Schedule 4.01(h).  Except as set forth on Schedule 4.01(h), there are no
----------------                          ----------------
outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which either the CGS Originator or the Parent Guarantor may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries.

          (i) Taxes.  All material tax returns, reports and statements,
              -----
including information returns, required by any Governmental Authority to be filed by the Parent Guarantor or the CGS Originator have been filed with the appropriate Governmental Authority. All Charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding Charges or other amounts which are being contested in accordance with Section 4.02(l) or have been included as a liability on the most
                ---------------
recent consolidated balance sheet prepared by the Parent Guarantor which has been provided to GFC and delivered to the Purchaser, the Operating Agent and the Collateral Agent pursuant to the Purchase Agreement. Proper and accurate amounts have been withheld by each of the CGS Originator and the Parent Guarantor from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws or have been included as a liability on the most recent consolidated balance sheet prepared by the Parent Guarantor which has been provided to GFC and delivered to the Purchaser, the Operating Agent and the Collateral Agent pursuant to the Purchase Agreement. All amounts withheld have been timely paid to the respective Governmental Authorities. Schedule 4.01(i) sets forth as of the
                                      ----------------
Closing Date (i) those taxable years for which each of the CGS Originator's and the Parent Guarantor's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and (ii) any assessments or threatened assessments in connection with such audit or otherwise currently outstanding. Except as described on Schedule 4.01(i), neither the CGS Originator nor the
                       ----------------
Parent Guarantor has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. Each of the CGS Originator and the Parent Guarantor and its respective predecessors are not liable for any Charges: (A) under any agreement (including any tax sharing agreements) or (B) to the best of the CGS Originator's knowledge, as a transferee. As of the Closing Date, neither the CGS Originator nor the Parent Guarantor has agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, that would have a Material Adverse Effect.

          (j) Intellectual Property.  As of the Closing Date, each of the CGS
              ---------------------
Originator and the Parent Guarantor owns or has rights to use all intellectual property necessary to continue to conduct its business as now or heretofore conducted by it or proposed to be conducted by it. To the knowledge of each of the CGS Originator and the Parent Guarantor after diligent inquiry, such Person conducts its business and affairs without infringement of or interference with any intellectual property of any other Person.

          (k) Full Disclosure.  No information contained in this Agreement, any
              ---------------
of the other Related Documents, or any written statement furnished by or on behalf of either the CGS Originator or the Parent Guarantor to GFC, the Purchaser, the Operating Agent or the Collateral Agent pursuant to the terms of this Agreement or any of the other Related Documents contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

          (l) Notices to Obligors.  The CGS Originator has directed all Obligors
              -------------------
of Transferred Receivables and shall instruct all future Obligors of such Receivables, to remit all payments with respect to such Receivables only (A) by check or money order mailed to an office of the Servicer or (B) by check, money order, wire transfer or moneygram to one or more of the Blocked Accounts.

          (m) ERISA.
              -----

              (i)  Schedule 4.01(m) lists all Title IV Plans, Multiemployer
                   ----------------
Plans, ESOPs and Retiree Welfare Plans. Copies of all such listed Plans, together with a copy of the latest IRS/DOL 5500-series form for each such Plan, have been delivered to GFC. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred that would cause the loss of such qualification or tax-exempt status. Each Plan is in compliance with the applicable provisions of ERISA and the IRC, including the timely filing of all reports required under the IRC or ERISA. Neither the CGS Originator, the Parent Guarantor nor an ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan. Neither the CGS Originator nor any ERISA Affiliate has engaged in a "prohibited transaction," as defined in Section 4975 of the IRC, in connection with any Plan that would subject either the CGS Originator or the Parent Guarantor to a material tax on prohibited transactions imposed by Section 4975 of the IRC.

              (ii) Except as set forth in Schedule 4.01(m):  (A) no Title IV
                                           ----------------
Plan has any Unfunded Pension Liability; (B) no ERISA Event or event described in Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (C) there are no pending or, to the knowledge of either the CGS Originator or the Parent Guarantor, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (D) neither the CGS Originator, the Parent Guarantor nor an ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (E) within the last five years no Title IV Plan with Unfunded Pension

Liabilities has been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of the CGS Originator, Parent Guarantor or ERISA Affiliate; (F) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by S&P or an equivalent rating by another nationally recognized rating agency.

          (n) Brokers.  No broker or finder acting on behalf of either the CGS
              -------
Originator or the Parent Guarantor was employed or utilized in connection with this Agreement or the other Related Documents or the transactions contemplated hereby or thereby and neither the CGS Originator nor the Parent Guarantor has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

          (o) Margin Regulations.  Neither the CGS Originator nor the Parent
              ------------------
Guarantor nor any of their respective Subsidiaries is engaged, or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). The CGS Originator does not own any Margin Stock. Neither
    ------------
the Parent Guarantor nor any of its Subsidiaries owns any Margin Stock (other than investments by the Parent Guarantor permitted by Section 6.2(i) of the Credit Agreement as in effect on the date hereof). The extensions of credit contemplated by the Credit Facility as in effect on the date hereof do not violate, and neither the CGS Originator nor the Parent Guarantor or any of its Subsidiaries will take or permit to be taken any action that might cause any Related Document or the Credit Facility to violate any regulation of the Federal Reserve Board.

          (p) Nonapplicability of Bulk Sales Laws.  No transaction contemplated
              -----------------------------------
by this Agreement or any of the other Related Documents requires compliance with any bulk sales act or similar law.

          (q) Securities Act and Investment Company Act Exemptions.  Each
              ----------------------------------------------------
purchase of Transferred Receivables under this Agreement will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act.

          (r) Government Regulation.  Neither the CGS Originator nor the Parent
              ---------------------
Guarantor is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. Neither the CGS Originator nor the Parent Guarantor is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Debt or to perform its obligations hereunder. The purchase or acquisition of the Transferred Receivables by GFC hereunder, the application of the

Sale Price therefor and the consummation of the transactions contemplated by this Agreement and the other Related Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

          (s) Books and Records; Minutes.  The bylaws or the certificate or
              --------------------------
articles of incorporation of the CGS Originator require it to maintain (i) books and records of account and (ii) minutes of the meetings and other proceedings of its Stockholders and board of directors.

          (t) Deposit and Disbursement Accounts.  Schedule 4.01(t) lists all
              ---------------------------------   ----------------
banks and other financial institutions at which the CGS Originator maintains deposit or other bank accounts as of the Closing Date, including any Blocked Accounts, and such schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

          (u) Representations and Warranties in Other Related Documents.  Each
              ---------------------------------------------------------
of the representations and warranties of the CGS Originator and the Parent Guarantor contained in the Related Documents (other than this Agreement) is true and correct in all material respects and each of the CGS Originator and the Parent Guarantor hereby makes each such representation and warranty to, and for the benefit of, the Purchaser, the Operating Agent and the Collateral Agent as if the same were set forth in full herein.

          (v) Receivables.  With respect to each Transferred Receivable
              -----------
designated as an Eligible Receivable in any Investment Base Certificate delivered on or after the Transfer Date of such Transferred Receivable:

              (i) such Receivable satisfies the criteria for an Eligible Receivable;

              (ii) prior to its Transfer to GFC such Receivable was owned by the CGS Originator free and clear of any Adverse Claim (other than Permitted Encumbrances), and the CGS Originator had the full right, power and authority to sell, contribute, assign, transfer and pledge its interest therein as contemplated under this Agreement and the other Related Documents and, upon such Transfer, GFC will acquire valid and properly perfected title to and the sole record and beneficial ownership interest in such Receivable, free and clear of any Adverse Claim and, following such Transfer, such Receivable will not be subject to any Adverse Claim as a result of any action or inaction on the part of the CGS Originator;

              (ii) the Transfer of each such Receivable pursuant to this Agreement and the Receivables Assignment executed by the CGS Originator constitutes, as applicable, a valid sale, contribution, transfer, assignment, setover and conveyance to GFC of all right, title and interest of the CGS Originator in and to such Receivable; and

               (iv) the CGS Originator has no knowledge of any fact (including any defaults by the Obligor thereunder on any other Receivable) that would cause it or should have caused it to expect that any payments on such Receivable will not be paid in full when due or to expect any other Material Adverse Effect.

The representations and warranties described in this Section 4.01 shall survive
                                                     ------------
the Transfer of the Transferred Receivables to GFC, any subsequent assignment of the Transferred Receivables by GFC, and the termination of this Agreement and the other Related Documents and shall continue until the indefeasible payment in full of all Transferred Receivables.

          Section 4.02 Affirmative Covenants of the CGS Originator and the
                       ---------------------------------------------------
Parent Guarantor.  The CGS Originator and the Parent Guarantor covenant and
----------------
agree that, unless otherwise consented to by GFC and the Operating Agent, from and after the Closing Date and until the Termination Date:

          (a)  Offices and Records.  The CGS Originator shall maintain its
               -------------------
principal place of business and chief executive office and the office at which it keeps its Records at the respective locations specified in Schedule 4.01(b)
                                                              ----------------
or, upon 30 days' prior written notice to GFC, at such other location in a jurisdiction where all action requested by GFC, the Purchaser, the Operating Agent or the Collateral Agent pursuant to Section 8.13 shall have been taken
                                          ------------
with respect to the Transferred Receivables. The CGS Originator shall also maintain each location where Transfer Agreement Collateral is located and each office at which it stores its Records only at the respective locations specified in Schedule 4.01(b) or at such other substituted or additional locations with
   ----------------
respect to which the CGS Originator shall, prior to establishing such location,
(x) have notified GFC, the Purchaser, the Operating Agent and the Collateral Agent thereof and (y) have taken all actions necessary or otherwise requested by GFC, the Purchaser, the Operating Agent or the Collateral Agent pursuant to
Section 8.13 with respect to the Transferred Receivables and the Originator
------------
Collateral. The CGS Originator shall at its own cost and expense, for not less than three years from the date on which each Transferred Receivable was originated, or for such longer period as may be required by law, maintain adequate Records with respect to such Transferred Receivable, including records of all payments received, credits granted and merchandise returned with respect thereto.

          (b)  Access.  The CGS Originator shall, at its own expense and during
               ------
normal business hours, from time to time upon one Business Day's prior notice and as frequently as GFC, the Servicer, the Operating Agent or the Collateral Agent determines to be appropriate: (i) provide GFC, the Servicer, the Operating Agent or the Collateral Agent and any of their respective officers, employees and agents access to its properties (including properties of the CGS Originator utilized in connection with the collection, processing or servicing of the Transferred Receivables), facilities, advisors and employees (including officers) of the CGS Originator and to the Transfer Agreement Collateral, (ii) permit GFC, the Servicer, the Operating Agent or the Collateral Agent and any of their respective officers, employees and agents, to inspect, audit and make extracts from the CGS Originator's books and records, including all Records maintained by the CGS Originator, (iii) permit GFC, the Servicer, the Operating Agent or the Collateral Agent and their respective officers, employees and agents, to inspect, review and evaluate the Transferred Receivables and other Transfer Agreement Collateral, and (iv) permit GFC, the Servicer, the Operating Agent or the Collateral Agent and their respective officers, employees and agents to discuss matters relating to the Transferred Receivables or the CGS Originator's performance under this Agreement or the affairs, finances and accounts of the CGS Originator with any of its officers, directors, employees, representatives or agents (in each case, with those Persons having knowledge of such matters) and with its independent certified public accountants. If an Incipient Termination Event or a Termination Event shall have occurred and be continuing, or the Operating Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems the Purchaser's rights or interests in the Transferred Receivables or the Transfer Agreement Collateral insecure, the CGS Originator shall, at its own expense, provide such access at all times and without advance notice and provide GFC, the Servicer, the Operating Agent or the Collateral Agent with access to its suppliers and customers. The CGS Originator shall make available to GFC, the Servicer, the Operating Agent or the Collateral Agent and their respective counsel, as quickly as is possible under the circumstances, originals or copies of all books and records, including Records maintained by the CGS Originator, that GFC, the Servicer, the Operating Agent or the Collateral Agent may request. The CGS Originator shall deliver any document or instrument necessary for GFC, the Servicer, the Operating Agent or the Collateral Agent, as they may from time to time request, to obtain records from any service bureau or other Person that maintains records for the CGS Originator, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by the CGS Originator.

          (c)  Communication with Accountants.  Each of the CGS Originator and
               ------------------------------
the Parent Guarantor authorizes GFC, the Servicer, the Operating Agent and the Collateral Agent to communicate directly with its independent certified public accountants, and authorizes and shall instruct those accountants and advisors to disclose and make available to GFC, the Servicer, the Operating Agent and the Collateral Agent any and all financial statements and other supporting financial documents, schedules and information relating to the CGS Originator or the Parent Guarantor (including copies of any issued management letters) with respect to the business, financial condition and other affairs of such Person. The CGS Originator and the Parent Guarantor agree to render to GFC, the Servicer, the Operating Agent and the Collateral Agent at such Person's own cost and expense, such clerical and other assistance as may be reasonably requested with regard to the foregoing. If any Termination Event shall have occurred and be continuing, the CGS Originator shall, promptly upon request therefor, assist GFC in delivering to the Operating Agent and the Collateral Agent Records reflecting activity through the close of business on the Business Day immediately preceding the date of such request.

          (d)  Compliance With Credit and Collection Policies.  The CGS
               ----------------------------------------------
Originator and the Parent Guarantor shall comply in all material respects with the Credit and Collection Policies applicable to each Transferred Receivable and the Contracts therefor, and with the terms of such Receivables and Contracts.

          (e)  Assignment.  The CGS Originator and the Parent Guarantor agree
               ----------
that, to the extent permitted under the Purchase Agreement, GFC may assign all of its right, title and interest in, to and under the Transferred Receivables, the GFC Loans and this Agreement, including its right to exercise the remedies set forth in Section 4.04. The CGS Originator and the Parent Guarantor agree
             ------------
that, upon any such assignment, the assignee thereof may enforce directly, without joinder of GFC, all of the obligations of the CGS Originator and the Parent Guarantor hereunder, including any obligations of the CGS Originator or the Parent Guarantor set forth in Sections 4.02(o), 4.04, 5.01 and 8.14.
                                  ----------------  ----  ----     ----

          (f)  Compliance with Agreements and Applicable Laws.  Each of the CGS
               ----------------------------------------------
Originator and the Parent Guarantor shall perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it and the Receivables, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (g)  Maintenance of Existence and Conduct of Business. Each of the CGS
               ------------------------------------------------
Originator and the Parent Guarantor shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and in accordance with the terms of its certificate or articles of incorporation and bylaws; (iii) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, including all licenses, permits, charters and registrations, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (iv) transact business only in such corporate and trade names as are set forth in Schedule 4.02(g) or, upon 30 days'
                                              ----------------
prior written notice to GFC, in such other corporate or trade names with respect to which all action requested by GFC, the Purchaser, the Operating Agent or the Collateral Agent pursuant to Section 8.13 shall have been taken with respect to
                             ------------
the Transferred Receivables.

          (h)  Notice of Material Event.  Each of the CGS Originator and the
               ------------------------
Parent Guarantor shall promptly inform GFC in writing of the occurrence of any of the following, in each case setting forth the details thereof and what action, if any, the CGS Originator or the Parent Guarantor proposes to take with respect thereto:

               (i) any Litigation commenced or threatened against the CGS Originator or the Parent Guarantor or with respect to or in connection with all or any portion of the Transferred Receivables that (A) seeks damages or penalties in an uninsured amount in excess of $500,000 in any one instance or $1,000,000 in the aggregate,

     (B) seeks injunctive relief, (C) is asserted or instituted against any Plan, its fiduciaries or its assets or against the CGS Originator or any ERISA Affiliate in connection with any Plan, (D) alleges criminal misconduct by the CGS Originator or the Parent Guarantor, or (E) would, if determined adversely, have a Material Adverse Effect;

               (ii) the commencement of a case or proceeding by or against the CGS Originator or the Parent Guarantor seeking a decree or order in respect of the CGS Originator or the Parent Guarantor (A) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for the CGS Originator or the Parent Guarantor or for any substantial part of such Person's assets, or
     (C) ordering the winding-up or liquidation of the affairs of the CGS Originator or the Parent Guarantor;

               (iii) the receipt of notice that (A) the CGS Originator or the Parent Guarantor is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval used in the conduct of business of the CGS Originator or the Parent Guarantor is to be, or may be, suspended or revoked if such suspension or revocation may have a Material Adverse Effect, or (C) the CGS Originator or the Parent Guarantor is to cease and desist any practice, procedure or policy employed by the CGS Originator or the Parent Guarantor in the conduct of its business if such cessation may have a Material Adverse Effect;

               (iv) (A) any Adverse Claim made or asserted against any of the Transferred Receivables of which it becomes aware or (B) any determination that a Transferred Receivable designated as an Eligible Receivable in an Investment Base Certificate or otherwise was not an Eligible Receivable at the time of such designation; or

               (v) any other event, circumstance or condition that has had or could reasonably be expected to have a Material Adverse Effect.

          (i)  Use of Proceeds.  The CGS Originator shall utilize the proceeds
               ---------------
 of (i) the Sale Price obtained by it for each Sale made by it hereunder and
(ii) any GFC Loan solely for general corporate purposes and to pay any related expenses payable by the CGS Originator under this Agreement and the other Related Documents in connection with the transactions contemplated hereby and thereby and for no other purpose.

          (j)  Separate Identity.
               -----------------

               (i) The CGS Originator and the Parent Guarantor shall maintain corporate records and books of account separate from those of GFC.

               (ii) The financial statements of CGS and its consolidated Subsidiaries and of the Parent Guarantor and its consolidated Subsidiaries shall disclose the effects of the CGS Originator's transactions in accordance with GAAP and, in addition, disclose that (A) GFC's sole business consists of the purchase or acceptance through capital contribution of the Receivables from the CGS Originator and the subsequent resale of such Receivables to the Purchaser, (B) GFC is a separate corporate entity with its own separate creditors who will be entitled, upon its liquidation, to be satisfied out of GFC's assets prior to any value in GFC becoming available to GFC's equityholders and (C) the assets of GFC are not available to pay creditors of the CGS Originator, the Parent Guarantor or any Affiliate of either of them.

               (iii) The resolutions, agreements and other instruments underlying the transactions described in this Agreement shall be continuously maintained by the CGS Originator and the Parent Guarantor as official records.

               (iv) The CGS Originator and the Parent Guarantor shall maintain an arm's-length relationship with GFC and shall not hold themselves out as being liable for the Debts of GFC.

               (v) The CGS Originator and the Parent Guarantor shall keep its assets and its liabilities wholly separate from those of GFC.

               (vi) Each of the CGS Originator and the Parent Guarantor shall conduct its business solely in its own name through its duly Authorized Officers or agents and in a manner designed not to mislead third parties as to the separate identity of the CGS Originator or the Parent Guarantor (as the case may be).

               (vii) The CGS Originator and the Parent Guarantor shall not mislead third parties by conducting or appearing to conduct business on behalf of GFC or expressly or impliedly representing or suggesting that either the CGS Originator or the Parent Guarantor is liable or responsible for the Debts of GFC or that the assets of either the CGS Originator or the Parent Guarantor are available to pay the creditors of GFC.

               (viii) The CGS Originator and the Parent Guarantor shall cause operating expenses and liabilities of GFC to be paid from GFC's own funds.

               (ix) The CGS Originator and the Parent Guarantor shall at all times have stationery and other business forms and a mailing address and telephone number separate from those of GFC.

               (x) The CGS Originator and the Parent Guarantor shall at all times limit its transactions with GFC only to those expressly permitted hereunder or under any other Related Document.

          (k)  ERISA.  Each of the CGS Originator and the Parent Guarantor shall
               -----
give GFC and the Operating Agent prompt written notice of any event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

          (l)  Payment, Performance and Discharge of Obligations.
               -------------------------------------------------

               (i)  Subject to Section 4.02(l)(ii), the CGS Originator shall
                               -------------------
     pay, perform and discharge or cause to be paid, performed and discharged all of its obligations and liabilities, including all taxes, assessments and governmental Charges upon its income and properties and all lawful claims for labor, materials, supplies and services, promptly when due.

               (ii) The CGS Originator may in good faith contest, by appropriate proceedings, the validity or amount of any Charges or claims described in
     Section 4.02(l)(i); provided, that (A) adequate reserves with respect to
     ------------------  --------
     such contest are maintained on the books of the CGS Originator, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Transfer Agreement Collateral may become subject to forfeiture or loss as a result of such contest, (D) no Lien may be imposed to secure payment of such Charges or claims other than inchoate tax liens and (E) GFC has advised the CGS Originator in writing that GFC reasonably believes that nonpayment or nondischarge thereof could not reasonably be expected to have or result in a Material Adverse Effect.

          (m)  Deposit of Collections.  The CGS Originator and the Parent
               ----------------------
Guarantor shall deposit and cause their respective Subsidiaries to deposit or cause to be deposited promptly into a Blocked Account, and in any event no later than the first Business Day after receipt thereof, all Collections it or they may receive in respect of Transferred Receivables.

          (n)  Accounting Changes.  If any Accounting Changes occur and such
               ------------------
changes result in a change in the standards or terms used herein, then the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of such Persons and their Subsidiaries shall be the same after such Accounting Changes as if such Accounting Changes had not been made. If the parties hereto agree upon the required amendments to this Agreement, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained herein shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If such parties cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all financial statements delivered and all standards and terms used herein shall be prepared, delivered and used without regard to the underlying Accounting Change.

          (o)  Adjustments to Sale Price.  If on any day the Billed Amount of
               -------------------------
any Transferred Receivable is reduced as a result of any Dilution Factors, and the amount of such reduction exceeds the amount, if any, of Dilution Factors taken into account in the calculation of the Sale Price for such Transferred Receivable, the CGS Originator shall make a cash payment to GFC in the amount of such excess by remitting such amount to the Collection Account in accordance with the terms of the Purchase Agreement.

          Section 4.03  Negative Covenants of the CGS Originator and the Parent
                        -------------------------------------------------------
Guarantor.  The CGS Originator and the Parent Guarantor covenant and agree that,
---------
without the prior written consent of GFC and the Operating Agent, from and after the Closing Date and until the Termination Date:

          (a)  Sale of Stock and Assets.  Neither the CGS Originator nor the
               ------------------------
Parent Guarantor shall sell, transfer, convey, assign (by operation of law or otherwise) or otherwise dispose of, or assign any right to receive income in respect of, any of its properties or other assets, including capital Stock, any Transferred Receivable or Contract therefor, any of its rights with respect to any Account or any other Transfer Agreement Collateral (except (i) for sales of inventory in the ordinary course of business, (ii) as expressly permitted by this Agreement, any of the other Related Documents or the Intercreditor Agreement and (iii) as expressly permitted by the Credit Agreement as in effect on the date hereof).

          (b)  Liens.  The CGS Originator shall not create, incur, assume or
               -----
permit to exist any Adverse Claim on or with respect to the CGS Originator's Receivables or any of its other properties or assets (whether now owned or hereafter acquired) except for the Liens set forth in Schedule 4.03(b), other
                                                      ----------------
Permitted Encumbrances and Credit Facility Liens. The Parent Guarantor shall not create, incur, assume or permit to exist any Adverse Claim on or with respect to any of its properties or assets (whether now owned or hereafter acquired) except as expressly permitted by the Credit Agreement as in effect on the date hereof. In addition, neither the CGS Originator nor the Parent Guarantor shall become a party to any agreement, note, indenture or instrument or take any other action that would prohibit the creation of a Lien on any of its properties or other assets in favor of GFC as additional collateral for the recourse and indemnity obligations of the CGS Originator to GFC hereunder, including those obligations set forth in Sections 4.02(o), 4.04 and 5.01, except as otherwise expressly
             ----------------  ----     ----
permitted by this Agreement or any of the other Related Documents or the Intercreditor Agreement.

          (c)  Modifications of Receivables or Contracts.  The CGS Originator
               -----------------------------------------
shall not extend, amend, forgive, discharge, compromise, cancel or otherwise modify the terms of any Transferred Receivable, or amend, modify or waive any term or condition of any Contract therefor.

          (d)  Sale Characterization.  Neither the CGS Originator nor the Parent
               ---------------------
Guarantor shall make statements or disclosures or prepare any financial statements for any purpose, including for federal income tax, reporting or accounting purposes, that shall account for the transactions contemplated by this Agreement in any manner other than (i) with respect to the Sale of each Sold Receivable originated by the CGS Originator, as a true sale or absolute assignment of its full right, title and ownership interest in such Transferred Receivable to GFC and (ii) with respect to the Transfer of each Contributed Receivable originated by the CGS Originator, as a contribution to the stated capital of GFC.

          (e)  Capital Structure and Business.  Other than as permitted by the
               ------------------------------
Credit Agreement as in effect on the date hereof, neither the CGS Originator nor the Parent Guarantor shall: (i) make any changes in any of its business objectives, purposes or operations that could have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described on
Schedule 4.01(h), including the issuance of any shares of Stock, warrants or
----------------
other securities convertible into Stock or any revision of the terms of its outstanding Stock, or (iii) amend, supplement or otherwise modify its certificate or articles of incorporation or bylaws in a manner that could have or result in a Material Adverse Effect. Other than as permitted by the Credit Agreement as in effect on the date hereof, neither the CGS Originator nor the Parent Guarantor shall engage in any business other than the businesses currently engaged in by it.

          (f)  Actions Affecting Rights.  Neither the CGS Originator nor the
               ------------------------
Parent Guarantor shall: (i) take any action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any rights hereunder or under the other Related Documents, including rights with respect to the Transferred Receivables; (ii) waive or alter any rights with respect to the Transferred Receivables (or any agreement or instrument relating thereto); or (iii) fail to pay any tax, assessment, charge, fee or other obligation of the CGS Originator with respect to the Transferred Receivables, or fail to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the perfected title of GFC to and the sole record and beneficial ownership interest of GFC in the Transferred Receivables or, prior to their Transfer hereunder, the CGS Originator's right, title or interest therein.

          (g)  ERISA.  Neither the CGS Originator nor the Parent Guarantor
               -----
shall, nor shall the CGS Originator or the Parent Guarantor cause or permit any ERISA Affiliate to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

          (h)  Change to Credit and Collection Policies.  Neither the CGS
               ----------------------------------------
Originator nor the Parent Guarantor shall fail to comply with, and no change shall be made to, the Credit and Collection Policies without the prior written consent of GFC and the Operating Agent.

          (i)  Adverse Tax Consequences.  The CGS Originator shall not take or
               ------------------------
permit to be taken any action (other than with respect to actions taken or to be taken solely by a Governmental Authority), or fail or neglect to perform, keep or observe any of its obligations hereunder or under the other Related Documents, that would have the effect directly or indirectly of subjecting any payment to GFC, the Purchaser or holders of the Commercial Paper who are residents of the United States of America to withholding taxation.

          (j)  No Proceedings.  From and after the Closing Date and until the
               --------------
date one year plus one day following the date on which the Commercial Paper with the latest maturity has been indefeasibly paid in full in cash, neither the CGS Originator nor the Parent Guarantor shall, directly or indirectly, institute or cause to be instituted against GFC any proceeding of the type referred to in Sections 9.01(c) and 9.01(d) of the Purchase Agreement.
----------------     -------

          Section 4.04   Breach of Representations, Warranties or Covenants.
                         --------------------------------------------------
Upon discovery by the CGS Originator, the Parent Guarantor or GFC that any representation or warranty described in Sections 4.01(g) or (v) (other than a
                                        -----------------------
representation, warranty or covenant relating to the absence of Dilution Factors) was not true with respect to any Transferred Receivable as of the Transfer Date therefor, the party discovering the same shall give prompt written notice thereof to the other parties hereto. The CGS Originator may, at any time on any Business Day, or shall, if requested by notice from GFC, on the first Business Day following receipt of such notice, either (a) repurchase such Transferred Receivable from GFC for cash, (b) transfer ownership of a new Eligible Receivable or new Eligible Receivables to GFC on such Business Day, or
(c) in the case of a Stockholder Originator, make a capital contribution in cash to GFC by remitting the amount (the "Rejected Amount") of such capital
                                     ---------------
contribution to the Collection Account in accordance with the terms of the Purchase Agreement, in each case in an amount equal to the Billed Amount of such Transferred Receivable minus the sum of (A) Collections received in respect
                       -----
thereof and (B) the amount of any Dilution Factors taken into account in the calculation of the Sale Price therefor. Notwithstanding the foregoing, if any Receivable is not paid in full on account of any Dilution Factors, the CGS Originator's repurchase obligation under this Section 4.04 with respect to such
                                              ------------
Receivable shall be reduced by the amount of any such Dilution Factors taken into account in the calculation of the Sale Price therefor. Upon any such repurchase by the CGS Originator, GFC shall, without any further action, be deemed to have reconveyed all of its right, title and interest in and to such Transferred Receivable to the CGS Originator without recourse, representation or warranty. GFC shall, at the CGS Originator's expense, take any action the CGS Originator may reasonably request to further evidence such reconveyance.

          Section 4.05   Additional Covenants of the Parent Guarantor.  The
                         --------------------------------------------
Parent Guarantor covenants and agrees that, without the prior written consent of GFC and the Operating Agent, from and after the Closing Date and until the Termination Date:

          (a)  Restricted Payments.  Other than as expressly permitted by the
               -------------------
Credit Agreement as in effect on the date hereof, the Parent Guarantor shall not, nor shall the Parent Guarantor permit any of its Subsidiaries to, enter into any lending or borrowing transaction with any other Person, advance credit to any Person, declare any dividends, repurchase any Stock, return any capital, or make any other payment or distribution of cash or other property or assets in respect of its Stock.

          (b)  Indebtedness.  Other than as expressly permitted by the Credit
               ------------
Agreement as in effect on the date hereof, the Parent Guarantor shall not, nor shall the Parent Guarantor permit any of its Subsidiaries to, create, incur, assume or permit to exist any Debt.

          (c)  Mergers, Subsidiaries, Etc.  Other than as expressly permitted by
               --------------------------
the Credit Agreement as in effect on the date hereof, the Parent Guarantor shall not, nor shall the Parent Guarantor permit any of its Subsidiaries to, directly or indirectly, by operation of law or otherwise, (i) form or acquire any Subsidiary, or (ii) merge with, consolidate with, acquire all or substantially all of the assets of capital Stock of, or otherwise combine with or acquire, any Person.

          (d)  Financial Covenants.  The Parent Guarantor shall comply with the
               -------------------
covenants set forth in Annex W.
                       -------

          (e)  Operating Plan.  As soon as available, but not later than forty
               --------------
five (45) days after the end of each Fiscal Year, the Parent Guarantor shall deliver to GFC and the Servicer (and the Servicer shall deliver to the Purchaser and the Operating Agent in accordance with the Purchase Agreement) an annual operating plan for the Parent Guarantor certified by its Chief Financial Officer, for the following year, which will include a statement of all of the material assumptions on which such plan is based, will include monthly balance sheets and a monthly budget for the following year and will integrate sales, gross profits, operating expenses, operating profit, cash flow projections and credit availability projections all prepared on the same basis and in similar detail as that on which operating results are reported (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and including plans for personnel, capital expenditures and facilities.


                                  ARTICLE V.

                          INDEMNIFICATION AND WAIVER

          Section 5.01   Indemnification.  Without limiting any other rights
                         ---------------
that GFC or any of its Stockholders, officers, directors, employees, attorneys, agents or representatives (each, an "GFC Indemnified Person") may have hereunder
                                     ----------------------
or under applicable law, the CGS Originator and the Parent Guarantor hereby agrees to indemnify and hold harmless each GFC Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such GFC Indemnified Person in connection with or arising out of the transactions contemplated under this Agreement or under any other Related Document, any actions or failures to act in connection therewith, including any and all legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Related Documents, or in respect of any Transferred Receivable or any Contract therefor or the use by the CGS Originator of the Sale Price therefor or the proceeds of any GFC Loan; provided, that the CGS Originator and the Parent Guarantor shall not be liable
--------
for any indemnification to a

GFC Indemnified Person to the extent that any such Indemnified Amounts result solely from (a) such GFC Indemnified Person's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction, (b) recourse for uncollectible or uncollected Transferred Receivables, or (c) any income tax or franchise tax incurred by any GFC Indemnified Person, except to the extent that the incurrence of any such tax results from a breach of or default under this Agreement or any other Related Document. Without limiting the generality of the foregoing, the CGS Originator and the Parent Guarantor shall pay on demand to each GFC Indemnified Person any and all Indemnified Amounts relating to or resulting from:

               (i) reliance on any representation or warranty made or deemed made by the CGS Originator or the Parent Guarantor (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by the CGS Originator or the Parent Guarantor pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

               (ii) the failure by the CGS Originator or the Parent Guarantor to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Receivable or Contract therefor, or the nonconformity of any Transferred Receivable or the Contract therefor with any such applicable law, rule or regulation;

               (iii) the failure to vest and maintain vested in or to Transfer to GFC, or any action taken or omitted by the CGS Originator which impairs the vesting in or Transfer to GFC of, valid and properly perfected title to and sole record and beneficial ownership of the Receivables that constitute Transferred Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim;

               (iv) any dispute, claim, offset or defense of any Obligor (other than its discharge in bankruptcy or a dispute, claim, offset or defense which is finally determined by a court of competent jurisdiction to be non-meritorious) to the payment of any Receivable that is the subject of a Transfer hereunder (including a defense based on such Receivable or the Contract therefor not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms but excluding discounts to, or other Dilution Factors that reduce, the Billed Amount thereof), or any other claim resulting from the sale of the merchandise or services giving rise to such Receivable or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by CGS acting as a Servicer), except to the extent that such dispute, claim, offset or defense results solely from any action or inaction on the part of GFC;

               (v) any products liability claim or other claim arising out of or in connection with merchandise, insurance or services that is the subject of any Contract;

               (vi) any failure by the CGS Originator to cause the filing of, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or any other applicable laws with respect to any Receivable that is the subject of a Transfer hereunder, whether at the time of any such Transfer or at any subsequent time;

               (vii) any failure by the CGS Originator (individually or as the Servicer) to perform, keep or observe any of its duties or obligations hereunder, under any other Related Document or under any Contract related to a Transferred Receivable, including the commingling of Collections with respect to Transferred Receivables by the CGS Originator at any time with the funds of any other Person;

               (viii) any investigation, Litigation or proceeding related to this Agreement or the use of the Sale Price obtained in connection with any Sale or the ownership of Receivables or Collections with respect thereto or in respect of any Receivable or Contract, except to the extent any such investigation, Litigation or proceeding relates to a matter involving a GFC Indemnified Person for which neither the CGS Originator, the Parent Guarantor nor any of their respective Affiliates (other than GFC) is at fault, as finally determined by a court of competent jurisdiction; or

               (ix) any claim brought by any Person other than a GFC Indemnified Person arising from any activity by the CGS Originator or any of its Affiliates in servicing, administering or collecting any Transferred Receivables.

NO GFC INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

          Section 5.02   Waiver. In addition to the waivers contained in Section
                         ------                                          -------
2.03 hereof, the Parent Guarantor waives, and agrees that it shall not at any
----
time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Parent Guarantor of its Guaranteed Obligations or the enforcement by GFC or its assigns of the Guaranteed Obligations. The Parent Guarantor hereby waives diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in the CGS Originator's financial condition or any other fact which might increase the risk to the Parent Guarantor) with respect to any of the Guaranteed Obligations or all other demands whatsoever and waive the benefit of all provisions of law which are or might be in conflict with the terms of this Agreement. The Parent Guarantor represents, warrants and agrees that, as of the date hereof, its obligations under this Agreement are not subject to any offsets or defenses against GFC or the CGS Originator of any kind. The Parent Guarantor further agrees that its obligations shall not be subject to any counterclaims, offsets or defenses against GFC or against the CGS Originator of any kind which may arise in the future.


                                  ARTICLE VI.

                        GFC LOANS TO THE CGS ORIGINATOR

          Section 6.01   GFC Loans.  Subject to the terms and conditions hereof
                         ---------
and upon request of the CGS Originator, GFC agrees to make advances available to the CGS Originator from time to time until the Facility Termination Date, to the extent of its available funds (each, an "GFC Loan"). The aggregate principal
                                         --------
amount of GFC Loans outstanding shall not exceed at any time the Maximum Purchase Limit. Until the Facility Termination Date, the CGS Originator may from time to time borrow, repay and reborrow; provided, that no such GFC Loans
                                              --------
may be made if, after giving effect thereto, (a) an Incipient Termination Event, a Termination Event, an Incipient Servicer Termination Event or an Event of Servicer Termination shall have occurred and be continuing or (b) a Purchase Excess would exist.

          Section 6.02   Notices Relating to GFC Loans.  Each GFC Loan and each
                         -----------------------------
repayment thereof shall be made upon the provision of notice by the CGS Originator to GFC. Any such notice must be given in writing on or before the Business Day immediately preceding the day the proposed GFC Loan is to be made or repaid (which shall be a Business Day). Each such notice of borrowing or repayment shall specify the amount of GFC Loans to be borrowed or repaid and the borrowing or repayment date thereof.

          Section 6.03   Disbursement of Loan Proceeds.  GFC shall, no later
                         -----------------------------
than 12:00 noon (New York time) on the date specified for each GFC Loan hereunder, transfer the amount of the GFC Loan to be made on such date to an account previously designated by the CGS Originator by wire transfer or otherwise in immediately available funds.

          Section 6.04   CGS Originator Note.
                         -------------------

           (a) The CGS Originator shall execute and deliver to GFC a single promissory note to evidence GFC Loans made by GFC hereunder, which note shall be dated the Closing Date and be substantially in the form of Exhibit 6.04(a) (the
                                                           ---------------
"CGS Note").  The CGS Note shall
 --------
represent the CGS Originator's obligation to pay the amount of the Maximum Purchase Limit or, if less, the aggregate unpaid principal amount of all GFC Loans made to the CGS Originator together with interest thereon as prescribed in
Section 6.06.
------------

          (b) GFC shall record on a schedule attached to the CGS Note (which schedule may be computer generated) with respect to each GFC Loan: (i) the date and principal amount thereof and (ii) each payment and repayment of principal thereof. The balance as reflected on such schedule shall be presumptive evidence of the amounts due and owing to GFC by the CGS Originator; provided,
                                                                    --------
that any failure of GFC to record a notation on the schedule to the CGS Note as aforesaid or any error in so recording shall not limit or otherwise affect the obligation of the CGS Originator to repay GFC Loans in accordance with their respective terms as set forth herein.

          Section 6.05   Principal Repayments. It is the intention of the
                         --------------------
parties hereto that the GFC Loans shall represent advances against future dividends to be declared from time to time by GFC and that, whenever GFC declares such a dividend, the amount of such dividend shall be credited against all principal and interest owing by the CGS Originator to GFC under the GFC Loans before such dividends may be paid in cash, and; provided, that all such
                                                      --------
dividends shall first be credited against accrued and unpaid interest before being credited to principal. Any amount so repaid may, subject to the terms and conditions hereof, be reborrowed hereunder. The GFC Loans shall not be repayable except in accordance with the foregoing provisions of this paragraph.

          Section 6.06   Interest.
                         --------

          (a) The CGS Originator shall pay interest to GFC, in arrears on each applicable Interest Payment Date, at the rate shown in The Wall Street Journal
                                                       -----------------------
as the "Prime Rate" on such date (the "Interest Rate") on the unpaid principal
                                       -------------
amount of each GFC Loan for the period commencing on and including the date of such GFC Loan until but excluding the date such GFC Loan is paid in full.

          (b) If any payment on any GFC Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          (c) All computations of interest shall be made by GFC on the basis of a 360 day year, in each case for the actual number of days occurring in the period for which such interest is payable. The Interest Rate shall be determined (i) on the first Business Day immediately prior to the Closing Date for calculation of the Interest Rate for the period from the Closing Date through the end of the first calendar month following the Closing Date, and (ii) as of the last Business Day of each month for use in calculating the interest that is payable for the following calendar month, and the Interest Rate so determined shall be utilized for such calendar month. Each determination by GFC of an interest rate hereunder shall be final, binding and conclusive on the CGS Originator (absent manifest error).

          (d) The CGS Originator shall pay interest at the applicable Interest Rate on unpaid interest, on any GFC Loan or any installment thereof, and on any other amount payable by the CGS Originator hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is indefeasibly paid in full.

          Section 6.07   Receipt of Payments.  All payments of principal,
                         -------------------
interest and other amounts (including indemnities) payable by the CGS Originator to GFC under this Agreement shall be made in Dollars, in immediately available funds, to GFC not later than 12:00 noon (New York time), on the due date therefor. Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. All payments under this Article VI and under the CGS Note shall be made
                              ----------
without setoff or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the CGS Note.

          Section 6.08   Separateness From Transfer of Receivables.  The parties
                         -----------------------------------------
hereto acknowledge and agree that GFC Loans made by GFC to the CGS Originator hereunder are separate and distinct transactions from the Transfer of Receivables by the CGS Originator to GFC hereunder and are not intended to derogate from the expressed intention of the parties regarding the characterization of the Transfers of the Transferred Receivables made hereunder as purchases and sales or capital contributions, as applicable, and not as secured transactions.

                                  ARTICLE VII

                              COLLATERAL SECURITY

          Section 7.01   Security Interest.  To secure the prompt and complete
                         -----------------
payment, performance and observance of any and all recourse and indemnity obligations of the CGS Originator to GFC, including those set forth in Sections
                                                                       --------
4.02(o), 4.04, 5.01 and 8.14, and to induce GFC to enter into this Agreement in
-------  ----  ----     ----
accordance with the terms and conditions hereof, the CGS Originator and the Parent Guarantor hereby grant, assign, convey, pledge, hypothecate and transfer to GFC a Lien upon all of the CGS Originator's and the Parent Guarantor's right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, either the CGS Originator or the Parent Guarantor (including under any trade names, styles or derivations of the CGS Originator or the Parent Guarantor), and whether owned by or consigned by or to, or leased from or to, the CGS Originator or the Parent Guarantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Transfer Agreement Collateral"):
                                 -----------------------------

          (a) all accounts, inventory, general intangibles, investment property, chattel paper, documents, and instruments, whether or not specifically assigned to GFC;

          (b) all books and records (including customer lists, credit files, computer programs, tapes, disks, data processing software and other related property and rights) pertaining to the foregoing;

          (c) all monies, securities and other property now or hereafter in the possession or custody of, or in transit to, GFC, for any purpose (including safekeeping, collection or pledge), from or for the CGS Originator, or as to which the CGS Originator may have any right or power, and all of GFC's credits and balances with the CGS Originator existing at any time; and

          (d) to the extent not otherwise included, all proceeds and products of the foregoing and all accessions to, and substitutions and replacements for, each of the foregoing; provided, that the Transfer Agreement Collateral shall not include any general intangibles and instruments in which a Lien is not granted as a result of the terms of the Subsidiaries Security Agreement delivered pursuant to (and defined in) the Credit Agreement.

          Section 7.02   Other Collateral; Rights in Receivables.  Nothing
                         ---------------------------------------
contained in this Article VII shall limit the rights of GFC in and to any other
                  -----------
collateral that may have been or may hereafter be granted to GFC by the CGS Originator or any third party pursuant to any other agreement or the rights of GFC under any of the Transferred Receivables.


                                  ARTICLE VII

                                 MISCELLANEOUS

          Section 8.01   Notices.  Except as otherwise provided herein, whenever
                         -------
it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section
                                                                      -------
8.01), (c) one Business Day after deposit with a reputable overnight courier
----
with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth under its name on the signature page hereof or to such other address (or facsimile number) as may be substituted by notice given as herein provided;

provided, that each such declaration or other communication shall be deemed to
                                 --------
have been validly delivered to the Collateral Agent under this Agreement upon delivery to the Operating Agent in accordance with the terms of this Section
                                                                     -------
8.01. The giving of any notice required hereunder may be waived in writing
----
by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than GFC) designated in any written communication provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.

          Section 8.02   No Waiver; Remedies.  GFC's failure, at any time or
                         -------------------
times, to require strict performance by the CGS Originator or the Parent Guarantor of any provision of this Agreement or any Receivables Assignment shall not waive, affect or diminish any right of GFC thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the CGS Originator or the Parent Guarantor contained in this Agreement or any Receivables Assignment, and no breach or default by the CGS Originator or the Parent Guarantor hereunder or thereunder, shall be deemed to have been suspended or waived by GFC unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of GFC and directed to the CGS Originator or the Parent Guarantor, as applicable, specifying such suspension or waiver. GFC's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that GFC may have under any other agreement, including the other Related Documents, by operation of law or otherwise. Recourse to the Transfer Agreement Collateral shall not be required.

          Section 8.03   Successors and Assigns.  This Agreement shall be
                         ----------------------
binding upon and shall inure to the benefit of the CGS Originator and the Parent Guarantor (including a debtor-in-possession on behalf of either of them) and GFC and their respective successors, transferees, endorsees and permitted assigns, except as otherwise provided herein. The CGS Originator may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of GFC, the Purchaser, the Operating Agent and the Collateral Agent. Any such purported assignment, transfer, hypothecation or other conveyance by the CGS Originator without the prior express written consent of GFC, the Purchaser, the Operating Agent and the Collateral Agent shall be void. The Parent Guarantor may not assign, sell, hypothecate of otherwise transfer any interest in or obligation under this Agreement. The CGS Originator and the Parent Guarantor acknowledge that, to the extent permitted under the Purchase Agreement, GFC may assign its rights granted hereunder, including the benefit of any indemnities under Article
                                                                         -------
V and any of its rights in the Transfer Agreement
-

Collateral granted under Article VII, and upon such assignment, such assignee
                         -----------
shall have, to the extent of such assignment, all rights of GFC hereunder and, to the extent permitted under the Purchase Agreement, may in turn assign such rights. The CGS Originator and the Parent Guarantor each agree that, upon any such assignment, such assignee may enforce directly, without joinder of GFC, the rights set forth in this Agreement. All such assignees, including parties to the Purchase Agreement in the case of any assignment to such parties, shall be third party beneficiaries of, and shall be entitled to enforce GFC's rights and remedies under, this Agreement to the same extent as if they were parties hereto. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the CGS Originator, the Parent Guarantor and GFC with respect to the transactions contemplated hereby and, except for the Purchaser, the Operating Agent and the Collateral Agent, no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement. The rights of the Purchaser, the Operating Agent and the Collateral Agent hereunder with respect to the "Lenders" and the "Agent" party to the Credit Facility are subject to the Intercreditor Agreement to the extent provided therein.

           Section 8.04  Termination; Survival of Obligations.
                         ------------------------------------

          (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date.

          (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by GFC under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the CGS Originator or the Parent Guarantor or the rights of GFC relating to any unpaid portion of any and all recourse and indemnity obligations of the CGS Originator or the Parent Guarantor to GFC, including those set forth in Sections 4.02(o), 4.04,
                                                      ----------------  ----
5.01 and 8.14, due or not due, liquidated, contingent or unliquidated or any
----     ----
transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Facility Termination Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the CGS Originator or the Parent Guarantor, and all rights of GFC hereunder, all as contained in the Related Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the
                                                              --------
rights and remedies pursuant to Sections 4.02(o), 4.04, the indemnification and
                                ----------------  ----
payment provisions of Article V, and the provisions of Sections 4.03(j), 8.03,
                      ---------                        ----------------  ----
8.12 and 8.14 shall be continuing and shall survive any termination of this
----     ----
Agreement.

          Section 8.05   Complete Agreement; Modification of Agreement.  This
                         ---------------------------------------------
Agreement and the other Related Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 8.06.
                                                    ------------

          Section 8.06   Amendments and Waivers.  No amendment, modification,
                         ----------------------
termination or waiver of any provision of this Agreement or any of the other Related Documents, or any consent to any departure by the CGS Originator or the Parent Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and the Purchaser, the Operating Agent and the Collateral Agent. No consent or demand in any case shall, in itself, entitle any party to any other consent or further notice or demand in similar or other circumstances.

           SECTION 8.07  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
                         --------------------------------------- --------------
TRIAL.
-----

           (A) THIS AGREEMENT AND EACH RELATED DOCUMENT (EXCEPT TO THE EXTENT THAT ANY RELATED DOCUMENT EXPRESSLY PROVIDES TO THE CONTRARY) AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

           (B) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED DOCUMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES
                                   --------
THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT
                                                      -------- -------
NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE GFC FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE TRANSFER AGREEMENT COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OF THE CGS ORIGINATOR OR THE PARENT GUARANTOR ARISING HEREUNDER, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF GFC. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION,

IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF
                  ----- --- ----------
SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          (C) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          Section 8.08   Counterparts.  This Agreement may be executed in any
                         ------------
number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          Section 8.09   Severability.  Wherever possible, each provision of
                         ------------
this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 8.10   Section Titles.  The section titles and table of
                         --------------
contents contained in this Agreement are provided for ease of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          Section 8.11   No Setoff.  The CGS Originator's and the Parent
                         ---------
Guarantor's obligations under this Agreement shall not be affected by any right of setoff, counterclaim, recoupment, defense or other right the CGS Originator or the Parent Guarantor might have against GFC, the Purchaser, the Operating Agent or the Collateral Agent, all of which rights are hereby expressly waived by the CGS Originator and the Parent Guarantor .

          Section 8.12   Confidentiality.
                         ---------------

          (a) Except to the extent otherwise required by applicable law, as required to be filed publicly with the Securities and Exchange Commission, or unless each Affected Party shall otherwise consent in writing, the CGS Originator, the Parent Guarantor and GFC agree to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary hereto) in its communications with third parties other than any Affected Party or any GFC Indemnified Person and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Affected Party or a GFC Indemnified Person.

          (b) Each of the CGS Originator and the Parent Guarantor agrees that it shall not (and shall not permit any of its Subsidiaries to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the Related Documents without the prior written consent of GFC and each Affected Party (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case the CGS Originator shall consult with GFC and each Affected Party prior to the issuance of such news release or public announcement. The CGS Originator may, however, disclose the general terms of the transactions contemplated by this Agreement and the Related Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement.

          Section 8.13  Further Assurances.
                        ------------------

          (a) Each the CGS Originator and the Parent Guarantor shall, at its sole cost and expense, upon request of GFC, the Purchaser, the Operating Agent or the Collateral Agent, promptly and duly execute and deliver any and all further instruments and documents and take such further actions that may be necessary or desirable or that GFC, the Purchaser, the Operating Agent or the Collateral Agent may request to carry out more effectively the provisions and purposes of this Agreement or any other Related Document or to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of GFC of any Transferred Receivable or Transfer Agreement Collateral held by the CGS Originator or in which the CGS Originator has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the UCC with respect to the ownership interests or Liens granted hereunder or under any other Related Document, and (iii) transferring the Transfer

Agreement Collateral to GFC's possession if such Transfer Agreement Collateral consists of chattel paper or instruments or if a Lien upon such Transfer Agreement Collateral can be perfected only by possession, or if otherwise requested by GFC. The CGS Originator hereby authorizes GFC, the Purchaser, the Operating Agent or the Collateral Agent to file any such financing or continuation statements without the signature of the CGS Originator to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Transferred Receivables, the Transfer Agreement Collateral or any part thereof shall be sufficient as a notice or financing statement where permitted by law. If any amount payable under or in connection with any of the Transfer Agreement Collateral is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to GFC immediately upon the CGS Originator's receipt thereof and promptly delivered to GFC.

          (b) If the CGS Originator or the Parent Guarantor fail to perform any agreement or obligation under this Section 8.13, GFC, the Purchaser, the
                                   ------------
Operating Agent or the Collateral Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of GFC, the Purchaser, the Operating Agent or the Collateral Agent incurred in connection therewith shall be payable by the CGS Originator or the Parent Guarantor, as applicable, upon demand of GFC, the Purchaser, the Operating Agent or the Collateral Agent.

          Section 8.14   Fees and Expenses.  In addition to its indemnification
                         -----------------
obligations pursuant to Article V, the CGS Originator agrees to pay on demand
                        ---------
all costs and expenses incurred by GFC in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Related Documents, including the fees and out-of-pocket expenses of GFC's counsel, advisors, consultants and auditors retained in connection with the transactions contemplated thereby and advice in connection therewith, and the CGS Originator agrees to pay all costs and expenses, if any (including attorneys' fees and expenses but excluding any costs of enforcement or collection of the Transferred Receivables), in connection with the enforcement of this Agreement and the other Related Documents.

                            *          *         *

          IN WITNESS WHEREOF, the parties have caused this Receivables Transfer Agreement to be executed by their respective duly authorized representatives, as of the date first above written.


                         CALLAWAY GOLF SALES COMPANY,
                         as CGS Originator and as Servicer



                         By:  /s/ David A. Rane
                              --------------------------------
                              Name:
                              Title:
                              2285 Rutherford Road
                              Carlsbad, California 92008-8815
                              Facsimile No.: (760) 929-8120



                         GOLF FUNDING CORPORATION



                         By:  /s/ David A. Rane
                              --------------------------------
                              Name:
                              Title:
                              2285 Rutherford Road
                              Carlsbad, California 92008-8815



                         CALLAWAY GOLF COMPANY,
                         as Parent Guarantor



                         By:  /s/ David A. Rane
                              --------------------------------
                              Name:
                              Title:
                              2285 Rutherford Road
                              Carlsbad, California 92008-8815
                              Facsimile No.: (760) 929-8120

                                EXHIBIT 2.01(a)
                                ---------------

                                    Form of

                             RECEIVABLES ASSIGNMENT
                             ----------------------

          THIS RECEIVABLES ASSIGNMENT (the "Receivables Assignment") is entered
                                            ----------------------
into as of February 10, 1999, by and between Callaway Golf Sales Company (the "CGS Originator") and Golf Funding Corporation ("GFC").
 --------------                                  ---

          1.   We refer to that certain Receivables Transfer Agreement (the "CGS
                                                                             ---
Transfer Agreement") of even date herewith among the CGS Originator and GFC.
------------------
All of the terms, covenants and conditions of the CGS Transfer Agreement are hereby made a part of this Receivables Assignment and are deemed incorporated herein in full. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the CGS Transfer Agreement shall be applied herein as defined or established therein.

          2. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the CGS Originator hereby sells or contributes to GFC, without recourse, except as provided in Sections 4.02(o) and 4.04 of the
                                                ----------------     ----
CGS Transfer Agreement, all of the CGS Originator's right, title and interest in, to and under all Transferred Receivables transferred from time to time by the CGS Originator to GFC under the CGS Transfer Agreement.

          3. Subject to the terms and conditions of the CGS Transfer Agreement, the CGS Originator hereby covenants and agrees to sign, sell or contribute, as applicable, execute and deliver, or cause to be signed, sold or contributed, executed and delivered, and to do or make, or cause to be done or made, upon request of GFC and at the CGS Originator's expense, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by GFC for the purpose of or in connection with acquiring or more effectively vesting in GFC or evidencing the vesting in GFC of the property, rights, title and interests of the CGS Originator sold or contributed hereunder or intended to be sold or contributed hereunder.

          4. Wherever possible, each provision of this Receivables Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Receivables Assignment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Receivables Assignment.

          5. THIS RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS

OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          IN WITNESS WHEREOF, the parties have caused this Receivables Assignment to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.


CALLAWAY GOLF SALES COMPANY                GOLF FUNDING CORPORATION


By:__________________________              By:__________________________
   Name:                                      Name:
   Title:                                     Title:

                                EXHIBIT 6.04(a)
                                ---------------

                                    Form of

                                   CGS NOTE
                                   --------


$80,000,000                                      February __, 1999


          FOR VALUE RECEIVED, on demand, the undersigned, Callaway Golf Sales Company, a California corporation (the "CGS Originator"), hereby promises to pay
                                        --------------
to the order of Golf Funding Corporation, a California corporation (the "Lender"), or its assigns, at 2285 Rutherford Road, Carlsbad, California 92008-
 ------
8815, or at such other place as the holder of this CGS Note ("Note") may
                                                              ----
designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of EIGHTY MILLION DOLLARS ($80,000,000), or, if less, the aggregate unpaid principal amount of all GFC Loans (as defined in the CGS Transfer Agreement referred to below) made to the CGS Originator, together with interest thereon from time to time from the Closing Date (as defined in the CGS Transfer Agreement) at the rate provided therein.

          The date, amount and interest rate of each GFC Loan made by the Lender to the CGS Originator, and each payment made by or on behalf of the CGS Originator on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof.

          All capitalized terms, unless otherwise defined herein, shall have the meanings assigned to them in the Receivables Transfer Agreement of even date herewith (as the same may be subsequently amended, restated or otherwise modified, the "CGS Transfer Agreement") by and among the CGS Originator and GFC.
               ----------------------
This Note is issued pursuant to the CGS Transfer Agreement, is the CGS Note referred to therein, and is entitled to the benefit of the provisions set forth therein, to which reference is hereby made for a statement of all of the terms and conditions under which the GFC Loans are made. All of the terms, covenants and conditions of the CGS Transfer Agreement and all other instruments evidencing the indebtedness hereunder, including the other Related Documents, are hereby made a part of this Note and are deemed incorporated herein in full.

          The CGS Transfer Agreement provides for prepayments of GFC Loans upon the terms and conditions specified therein. Interest on the outstanding principal amount of this Note shall be paid until such principal amount is paid in full at the Interest Rate and at such times as are specified in the CGS Transfer Agreement.

          If any payment or prepayment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the Interest Rate during such extension.

          In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest rate of interest permissible under law (the "Maximum Lawful Rate"). In the event that a court of competent jurisdiction
 -------------------
determines that Lender has charged or received interest hereunder in excess of the Maximum Lawful Rate, the amount of interest payable hereunder shall be equal to the amount payable under the Maximum Lawful Rate; provided, that if at any
                                                     --------
time thereafter the amount of interest payable to Lender hereunder is less than the amount payable under the Maximum Lawful Rate, the CGS Originator shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Lender from the making of GFC Loans hereunder is equal to the total interest that Lender would have received had the amount of interest payable to Lender hereunder been (but for the operation of this paragraph) the amount of interest payable from the Closing Date. Thereafter, the amount of interest payable hereunder shall be the amount determined in accordance with the terms hereof unless and until the amount so calculated again exceeds the amount payable under the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by Lender pursuant to the terms hereof exceed the amount that Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the amount payable under the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Note, shall make a final determination that Lender has received interest hereunder in excess of the Maximum Lawful Rate, Lender shall, to the extent permitted by applicable law, promptly apply such excess first to any interest due and not yet paid hereunder, then to the outstanding principal amount of the GFC Loans, then to fees and any other unpaid charges, and thereafter shall refund any excess to the CGS Originator or as a court of competent jurisdiction may otherwise order.

          Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note.

          Time is of the essence of this Note. To the fullest extent permitted by applicable law, the CGS Originator expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

          BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE CGS ORIGINATOR HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS NOTE, THE CGS TRANSFER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          IN WITNESS WHEREOF, the CGS Originator has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                                    CALLAWAY GOLF SALES COMPANY



                                    By: _______________________________
                                        Name:
                                        Title:

                         SCHEDULE OF LOANS TO CGS NOTE
                         -----------------------------

                                    ANNEX W
                                    -------
                              FINANCIAL COVENANTS

          The Parent Guarantor shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

     (a)  Tangible Net Worth.  The Parent Guarantor and its Subsidiaries on a
          ------------------
consolidated basis shall maintain at all times Tangible Net Worth equal to or greater than the sum of (i) $275,000,000, plus (ii) fifty percent (50%) of
                                          ----
cumulative net income (but without subtracting net losses for any Fiscal Quarter for which there was no net income) for each Fiscal Quarter from January 1, 1999 to the date of determination, plus (iii) fifty percent (50%) of the net cash
                              ----
proceeds of Stock issued by the Parent Guarantor after January 1, 1999.

     (b)  Minimum EBITDA.  The Parent Guarantor and its Subsidiaries shall have
          --------------
on a consolidated basis EBITDA for the Fiscal Quarter ending March 31, 1999 of no less than $10,000,000.

     (c)  Minimum Fixed Charge Coverage Ratio.  The Parent Guarantor and its
          -----------------------------------
Subsidiaries shall have on a consolidated basis at the end of each Fiscal Quarter set forth below, a Fixed Charge Coverage Ratio for the 12-month period then ended (or with respect to the Fiscal Quarters ending on or before September 30, 1999, the period commencing on January 1, 1999 and ending on the last day of such Fiscal Quarter) of not less than the following:

     1.00 for the Fiscal Quarter ending June 30, 1999;
     1.00 for the Fiscal Quarter ending September 30, 1999;
     1.00 for the Fiscal Quarter ending December 31, 1999;
     1.00 for the Fiscal Quarter ending March 31, 2000;
     1.00 for the Fiscal Quarter ending June 30, 2000;
     1.25 for each Fiscal Quarter thereafter.

     Unless otherwise specifically provided herein, any accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. If any "Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in the Agreement or any other Related Document, then Seller, the Operating Agent and the Purchaser agree to enter into negotiations in order to amend such provisions of the Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Parent Guarantor's and its Subsidiaries' financial condition shall be the same after such Accounting Changes as if such Accounting
Changes had not been made.   "Accounting Changes" means (a) changes in
                              ------------------
accounting principles required by the
promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), (b) changes in accounting principles concurred in by Seller's certified public accountants; (c) purchase accounting adjustments under A.P.B. 16 and/or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (d) the reversal of any reserves established as a result of purchase accounting adjustments. All such adjustments resulting from expenditures made subsequent to the Closing Date (including capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made and deducted as part of the calculation of EBITDA in such period. If the Operating Agent, Seller and the Purchaser agree upon the required amendments, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in the Agreement or in any other Related Document shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If the Operating Agent, Seller and the Purchaser cannot agree upon the required amendments within thirty (30) days following the date of implementation of any Accounting Change, then all Financial Statements delivered and all calculations of financial covenants and other standards and terms in accordance with the Agreement and the other Related Documents shall be prepared, delivered and made without regard to the underlying Accounting Change.

          Capitalized terms used in this Annex W and not otherwise defined below
                                         -------
shall have the respective meanings ascribed to them in Annex X.
                                                       -------

          "Capital Expenditures" shall mean, with respect to any Person, all
           --------------------
expenditures (by the expenditure of cash or the incurrence of Indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

          "Capital Lease" shall mean, with respect to any Person, any lease of
           -------------
any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

          "CEF Lease Facility" shall mean (i) the Master Lease Agreement dated
           ------------------
as of December 30, 1998 between General Electric Capital Corporation, for itself and as agent for certain participants, as lessor, and Callaway Golf Ball Company, as lessee, (ii) the Corporate Guaranty dated December 30, 1998 by Callaway Golf Company for the benefit of General Electric Capital Corporation, for itself and as agent for certain participants, (iii) the Interim Finance Agreement dated December 30, 1998 between General Electric Capital Corporation, for itself and as agent for certain participants, as lender, and Callaway Golf Ball Company, as borrower and (iv)
all documents delivered under, and relating to, any of the agreements described in clauses (i) through (iii) hereof.
   -----------         -----

          "EBITDA" shall mean, with respect to any Person for any fiscal period,
           ------
an amount equal to

          (a) consolidated net income of such Person for such period, minus
                                                                      -----

          (b) the sum, without duplication, of (i) income tax credits, (ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), and (v) any other non-cash gains which have been added in determining consolidated net income, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, plus
                              ----

          (c) the sum, without duplication, of (i) any provision for income taxes, (ii) Interest Expense, (iii) loss from extraordinary items for such period, (iv) the amount of non-cash charges (including depreciation and amortization) for such period, (v) amortized debt discount for such period, and (vi) the amount of any deduction to consolidated net income as the result of any grant to any members of the management of such Person of any Stock, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP.

          "Fixed Charges" shall mean, with respect to any Person for any fiscal
           -------------
period, (a) the aggregate of all Interest Expense paid or accrued during such period, plus (b) scheduled payments of principal with respect to Indebtedness (including the principal component of payments with respect to Capital Leases and the CEF Lease Facility) during such period, plus (c) Restricted Payments described in Section 6.14(d) of the Credit Facility) paid or accrued during such
             ---------------
period.

          "Fixed Charge Coverage Ratio" shall mean, with respect to any Person
           ---------------------------
for any fiscal period, the ratio of (a) EBITDA, minus the sum of (i) Capital
                                                -----
Expenditures (other than Capital Expenditures financed pursuant to clause (i) or
                                                                   ----------
(ii) of Section 6.3 of the Credit Facility), (ii) all taxes paid or accrued
----    -----------
during such period and (iii) amounts payable (determined in accordance with clause (v) of Section 6.1 of the Credit Facility) during such period in
----------    -----------
connection with Permitted Acquisitions (as defined in the Credit Facility) to
(b) Fixed Charges.   In computing Fixed Charges for any fiscal period, interest and principal payments that are due within one week after the end of that fiscal period, without duplication, shall be deemed to have been paid on the last day of that fiscal period.

          "Interest Expense" shall mean, with respect to any Person for any
           ----------------
fiscal period, interest expense (whether cash or non-cash) of such Person determined in accordance with GAAP for the relevant period ended on such date, including, in any event, interest expense with respect to any Funded Debt of such Person, the interest component of any payment with respect to Capital Leases and the CEF Lease Facility, interest expense for the relevant period that has been capitalized on the balance sheet of such Person and yield or other amounts due and payable (other than upfront fees) under any accounts receivable securitization facility to which the Parent Guarantor and GE Capital are parties.

          "Net Worth" shall mean, with respect to any Person as of any date of
           ---------
determination, the book value of the assets of such Person, minus (a) reserves
                                                            -----
applicable thereto, and minus (b) all of such Person's liabilities on a
                        -----
consolidated basis (including accrued and deferred income taxes), all as determined in accordance with GAAP.

          "Net Worth Percentage" shall mean a fraction (expressed as a
           --------------------
percentage) (a) the numerator of which equals the excess of assets over liabilities, in each case determined in accordance with GAAP consistently applied and (b) the denominator of which equals the Outstanding Balance of Transferred Receivables.

          "Restricted Payment" shall mean (a) the declaration or payment of any
           ------------------
dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of a Person's Stock,
(b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of a Person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly, (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any subordinated debt (other than as permitted by Section 6.13 of the Credit
                                                  ------------
Facility); (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Stock of such Person now or hereafter outstanding; (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Person's Stock or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (f) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person other than payment of compensation in the ordinary course to stockholders who are employees of such Person; and (g) any payment of management fees (or other fees of a similar nature) by such Person to any Stockholder of such Person or their Affiliates.

          "Tangible Net Worth" shall mean, with respect to any Person at any
           ------------------
date, the Net Worth of such Person at such date, excluding, however, from the
                                                 ---------  -------
determination of the total assets at such date, (a) all goodwill, capitalized organizational expenses, capitalized research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other intangible items, (b) all unamortized debt discount and expense, (c) treasury Stock, and (d) any write-up in the book value of any asset resulting from a revaluation thereof.

          Rules of Construction Concerning Financial Covenants.  Unless
          ----------------------------------------------------
otherwise specifically provided therein, any accounting term used in any Related Document shall have the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. If any Accounting Changes occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in any Related Document, then the parties thereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of such Persons and their Subsidiaries shall be the same after such Accounting Changes as if such Accounting Changes had not been made. If the parties thereto agree upon the required amendments thereto, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained therein shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If such parties cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all financial statements delivered and all calculations of financial covenants and other standards and terms in accordance with the Related Documents shall be prepared, delivered and made without regard to the underlying Accounting Change.

                                    ANNEX X

                                      to

                      CGS RECEIVABLES TRANSFER AGREEMENT,

                    ODYSSEY RECEIVABLES TRANSFER AGREEMENT,

                                      and

                 RECEIVABLES PURCHASE AND SERVICING AGREEMENT

                               each dated as of

                               February 10, 1999



                        Definitions and Interpretation

          SECTION 1. Definitions and Conventions. Capitalized terms used in the
                     ---------------------------
CGS Transfer Agreement, the Odyssey Transfer Agreement and the Purchase Agreement shall have (unless otherwise provided elsewhere therein) the following respective meanings:

          "Accession Agreement" shall mean an Accession Agreement substantially
           -------------------
in the form of Exhibit A to the Collateral Agent Agreement.
               ---------

          "Accounting Changes" shall mean, with respect to any Person, (a)
           ------------------
changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion of the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or any successor thereto or any agency with similar functions); (b) changes in accounting principles concurred in by such Person's certified public accountants; (c) purchase accounting adjustments under A.P.B. 16 or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (d) the reversal of any reserves established as a result of purchase accounting adjustments.

          "Accrued Monthly Yield" shall mean, as of any date of determination
           ---------------------
within a Settlement Period, the sum of the Daily Yields for each day from and including the first day of the Settlement Period through and including such date.

          "Accrued Servicing Fee" shall mean, as of any date of determination
           ---------------------
within a Settlement Period, the sum of the Servicing Fees calculated for each day from and including the first day of the Settlement Period through and including such date.

          "Accrued Unused Facility Fee" shall mean, as of any date of
           ---------------------------
determination within a Settlement Period, the sum of the Unused Facility Fees calculated for each day from and including the first day of the Settlement Period through and including such date.

          "Accumulated Funding Deficiency" shall mean an "accumulated funding
           ------------------------------
deficiency" as defined in Section 412 of the IRC and Section 302 of ERISA, whether or not waived.

          "Additional Amounts" shall mean any amounts payable to any Affected
           ------------------
Party under Sections 2.09 or 2.10 of the Purchase Agreement.
            -------------    ----

          "Additional Costs" shall have the meaning assigned to it in Section
           ----------------                                           -------
2.09(b) of the Purchase Agreement.
-------

          "Adverse Claim" shall mean any claim of ownership or any Lien, other
           -------------
than any ownership interest or Lien created under the CGS Transfer Agreement, the Odyssey Transfer Agreement or the Purchase Agreement or any Lien created under the Collateral Agent Agreement.

          "Affected Party" shall mean each of the following Persons: the
           --------------
Purchaser, the Liquidity Agent, each Liquidity Lender, the Operating Agent, the Letter of Credit Agent, each Letter of Credit Provider, the Collateral Agent, the Depositary and each Affiliate of the foregoing Persons.

          "Affiliate" shall mean, with respect to any Person, (a) each Person
           ---------
that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person, or (c) each of such Person's officers, directors, joint venturers and partners. For the purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

          "Agent Account" shall mean that certain segregated deposit account
           -------------
established by the Purchaser and maintained with the Depositary designated as the "Agent Account (Revolver) -GECC/CAF Depository," account number 50232854, ABA No. 021001033, Reference: CFW3273.

          "Ancillary Services and Lease Agreement" shall mean that certain
           --------------------------------------
Ancillary Services and Lease Agreement dated as of February 10, 1999 between GFC and CGS, pursuant to which CGS agrees to provide office space and certain administrative and clerical services to GFC and to advance to GFC subordinated loans from time to time in an aggregate not to exceed $500,000 to satisfy GFC's initial and ongoing administrative and operating expenses.

          "Appendices" shall mean, with respect to any Related Document, all
           ----------
exhibits, schedules, annexes and other attachments thereto, or expressly identified thereto.

          "Authorized Officer" shall mean, with respect to any corporation, the
           ------------------
Chairman or Vice-Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer and each other officer of such corporation specifically authorized in resolutions of the Board of Directors of such corporation to sign agreements, instruments or other documents on behalf of such corporation in connection with the transactions contemplated by the CGS Transfer Agreement, the Odyssey Transfer Agreement, the Purchase Agreement and the other Related Documents.

          "Availability" shall mean, as of any date of determination, the amount
           ------------
equal to the lesser of:  (a) (i) the Investment Base multiplied by the Purchase
                                                     -------------
Discount Rate, minus (ii) the Yield Discount Amount, and (b) the Maximum
               -----
Purchase Limit.

          "Available LOC Percentage" shall mean twelve and one-half  percent
           ------------------------
(12.5%); provided, that the Available LOC Percentage may be changed at any time
         --------
at the sole discretion of
the Operating Agent, exercised in good faith, and, in the case of a increase only, upon satisfaction of the Rating Agency Condition with respect thereto.

          "Bankruptcy Code" shall mean the provisions of title 11 of the United
           ---------------
States Code, 11 U.S.C. (S) (S) 101 et seq.
                                   -------

          "Billed Amount" shall mean, with respect to any Receivable, the amount
           -------------
billed on the Billing Date to the Obligor thereunder.

          "Billing Date" shall mean, with respect to any Receivable, the date on
           ------------
which the invoice with respect thereto was generated.

          "Blocked Account" shall have the meaning set forth in Section 6.01(b)
           ---------------                                      ---------------
of the Purchase Agreement.

          "Blocked Account Agreement" shall mean an agreement, satisfactory in
           -------------------------
form and substance to the Operating Agent, pursuant to which a Blocked Account is established and maintained at a Deposit Bank in accordance with Section
                                                                   -------
6.01(b) of the Purchase Agreement.
-------

          "Breakage Costs" shall have the meaning assigned to it in Section 2.10
           --------------                                           ------------
of the Purchase Agreement.

          "Bringdown Certificate" shall mean an Officer's Certificate
           ---------------------
substantially in the form of Exhibit 3.01(a)(ii) to the Purchase Agreement.
                             -------------------

          "Business Day" shall mean any day that is not a Saturday, a Sunday or
           ------------
a day on which banks are required or permitted to be closed in the State of New York.

          "Callaway Golf Company" shall mean Callaway Golf Company, a California
           ---------------------
corporation.

          "Capital Investment" shall mean, as of any date of determination, the
           ------------------
amount equal to (a) the aggregate deposits made by the Purchaser to the Collection Account pursuant to Section 2.04(b)(i) of the Purchase Agreement on
                               ------------------
or before such date, minus (b) the aggregate amounts disbursed to the Purchaser
                     -----
in reduction of Capital Investment pursuant to Sections 6.02, 6.03, 6.04 or 6.05
                                               -------------  ----  ----    ----
of the Purchase Agreement on or before such date.

          "Capital Investment Available" shall mean, as of any date of
           ----------------------------
determination, the amount, if any, by which Availability exceeds Capital Investment, in each case as of the end of the immediately preceding day.

          "Capital Investment Shortfall" shall mean, for any day with respect to
           ----------------------------
which the Deferred Purchase Price Adjustment for the immediately preceding day was greater than zero and was not satisfied, the amount, if any, by which the Deferred Purchase Price Adjustment exceeded the amount of Collections on deposit in the Capital Investment Sub-Account after disbursement of any amounts pursuant to Sections
                                                                     --------
6.03(c)(i) and (ii) of the Purchase Agreement, in each case as of the end of the
----------     ----
immediately preceding day.

          "Capital Investment Sub-Account" shall mean that certain sub-account
           ------------------------------
of the Collection Account designated as such.

          "Capital Lease" shall mean, with respect to any Person, any lease of
           -------------
any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

          "Capital Lease Obligation" shall mean, with respect to any Capital
           ------------------------
Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

          "Cash Management Systems" shall mean the cash management systems
           -----------------------
described in Section 6.01 of the Purchase Agreement.
             ------------

          "Cash Purchase Price" shall mean, as of any Purchase Date, the amount
           -------------------
distributable to the Seller pursuant to Section 6.03(c)(v) of the Purchase
                                        ------------------
Agreement.

          "CGS" shall mean Callaway Golf Sales Company, a California
           ---
corporation.

          "CGS Account" shall mean the Collection Account under (and as defined
           -----------
in) the Credit Agreement.

          "CGS Note" shall have the meaning assigned to it in Section 6.04(a) of
           --------                                           ---------------
the CGS Transfer Agreement.

          "CGS Originator" shall have the meaning assigned to it in the Preamble
           --------------
of the CGS Transfer Agreement.

          "CGS Transfer Agreement" shall mean that certain Receivables Transfer
           ----------------------
Agreement dated as of February 10, 1999, between CGS, the Parent Guarantor and GFC.

          "Change of Control" shall mean any event, transaction or occurrence as
           -----------------
a result of which (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of 20% or more of the issued and outstanding shares of capital Stock of CGS having the right to vote for the election of directors of the respective entity under ordinary circumstances; (b) CGS shall cease to own and control all of the economic and voting rights associated with all of the outstanding capital Stock of the Seller, or (c) CGS has sold, transferred, conveyed, assigned or otherwise disposed of all or substantially all of its assets.

          "Charges" shall mean (i) all federal, state, county, city, municipal,
           -------
local, foreign or other governmental taxes (including taxes owed to the PBGC at the time due and payable); (ii) all levies, assessments, charges or claims of any governmental entity or any claims of statutory lienholders, the nonpayment of which could give rise by operation of law to a Lien or Adverse Claim and
(iii) any such taxes, levies, assessment, charges or claims which constitute a lien or encumbrance on any property of the CGS Originator, the Parent Guarantor or the Seller.

          "Closing Date" shall mean February 12, 1999.
           ------------

          "Collateral Account" shall mean that certain segregated deposit
           ------------------
account established by Redwood and maintained with the Depositary designated as the "Redwood Receivables Corporation - Collateral Account," account number 11844, ABA No. 021 001 033, or such other account as may be designated in writing by Redwood and approved by the Operating Agent and the Collateral Agent.

          "Collateral Agent" shall mean GE Capital, in its capacity as
           ----------------
collateral agent for the Purchaser and the Purchaser Secured Parties under the Purchase Agreement and the other Related Documents.

          "Collateral Agent Agreement" shall mean that certain Second Amended
           --------------------------
and Restated Collateral Agent and Security Agreement dated as of June 29, 1995, among Redwood, the Depositary and GE Capital, in its capacities as (a) the Collateral Agent, (b) the Operating Agent, (c) the Liquidity Agent and (d) the Letter of Credit Agent, as amended pursuant to that certain Amendment No. 1 to Second Amended and Restated Collateral Agent and Security Agreement dated as of February 27, 1996, as amended pursuant to that certain Amendment No. 2 to Second Amended and Restated Collateral Agent and Security Agreement dated as of January 4, 1997, as amended pursuant to that certain Amendment No. 3 to Second Amended and Restated Collateral Agent and Security Agreement dated as of January 24, 1997.

          "Collection Account" shall mean that certain segregated deposit
           ------------------
account established by the Purchaser and maintained with the Depositary designated as the "Redwood Receivables Corporation - Collection Account (GFC)," account number 27063, ABA No. 021001033, or such other account established in accordance with the requirements set forth in Section 6.01(c)(iii) of the
                                              --------------------
Purchase Agreement.

          "Collections" shall mean, with respect to any Receivable, all cash
           -----------
collections and other proceeds of such Receivable (including late charges, fees and interest arising thereon, and all recoveries with respect thereto that have been written off as uncollectible).

          "Commercial Paper" shall mean those certain short-term promissory
           ----------------
notes issued by Redwood from time to time in the United States of America commercial paper market.

          "Commitment Reduction Notice" shall have the meaning assigned to it in
           ---------------------------
Section 2.02(a) of the Purchase Agreement.
---------------

          "Commitment Termination Notice" shall have the meaning assigned to it
           -----------------------------
in Section 2.02(b) of the Purchase Agreement.
   ---------------

          "Concentration Discount Amount" shall mean, with respect to any
           -----------------------------
Obligor and as of any date of determination after giving effect to all Eligible Receivables to be transferred on such date, the amount by which the Outstanding Balance of Eligible Receivables owing by such Obligor exceeds the lesser of (a) the dollar amount (if any) set forth on Annex 1 to the Purchase Agreement, and
                                        -------
(b) (i) the applicable short-term debt rating percentage for such Obligor as set forth on Annex 1 to the Purchase Agreement multiplied by (ii) the Outstanding
         -------                           -------------
Balance of all Eligible Receivables on such date. The dollar amount (if any) or percentage referenced in clauses (a) and (b)(i) above, respectively, with
                         -----------     ------
respect to any Obligor may be changed at any time at the sole discretion of the Operating Agent and, in the case of an increase only, upon satisfaction of the Rating Agency Condition with respect thereto.

          "Contract" shall mean any agreement (including any invoice) pursuant
           --------
to, or under which, an Obligor shall be obligated to make payments with respect to any Receivable.

          "Contributed Receivables" shall have the meaning assigned to it in
           -----------------------
Section 2.01(d) of the CGS Transfer Agreement.
---------------

          "CP Holder" shall mean any Person that holds record or beneficial
           ---------
ownership of Commercial Paper.

          "CP Interest Amount" shall have the meaning assigned to it in Annex 3
           ------------------                                           -------
to the Purchase Agreement.

          "Credit and Collection Policies" shall mean the credit, collection,
           ------------------------------
customer relations and service policies of the CGS Originator in effect on the Closing Date, as the same may from time to time be amended, restated, supplemented or otherwise modified with the written consent of the Operating Agent.

          "Credit Agreement" shall mean that certain Amended and Restated Credit
           ----------------
Agreement dated as of February 10, 1999, among Callaway Golf Company, as borrower, the lenders party thereto and GE Capital, as agent for itself and the other lenders party thereto, together with such amendments, restatements, supplements or modifications thereto or any refinancings, replacements or refundings thereof as may be agreed to by the Purchaser and the Operating Agent.

          "Credit Facility" shall mean the Credit Agreement and the other loan
           ---------------
documents executed in connection therewith, together with such amendments, restatements, supplements or modifications thereto or any refinancings, replacements or refundings thereof as may be agreed to by the Purchaser and the Operating Agent.

          "Credit Facility Liens" shall mean Liens permitted by the Credit
           ---------------------
Facility, except Liens against Receivables, as in effect on the date hereof.

          "Daily Yield" shall have the meaning assigned to it in Annex 3 to the
           -----------                                           -------
Purchase Agreement.

          "Daily Yield Rate" shall have the meaning assigned to it in Annex 3 to
           ----------------                                           -------
the Purchase Agreement.

          "Dealer" shall mean any dealer party to a Dealer Agreement.
           ------

          "Dealer Agreement" shall mean any dealer agreement entered into by
           ----------------
Redwood for the distribution of Commercial Paper.

          "Debt" of any Person shall mean, without duplication, (a) all
           ----
indebtedness of such Person for borrowed money or for the deferred purchase price of property or services payment for which is deferred 90 days or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are not overdue by more than 90 days unless being contested in good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments,
(d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations, (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (g) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (h) all liabilities of such Person under Title IV of ERISA, (i) all Guaranteed Indebtedness of such Person, (j) all indebtedness referred to in clauses (a) through (i) above secured by (or for which the holder of such
-----------         ---
indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, (k) the "Obligations," as that term is defined in the Credit Facility and (l) the Seller Secured Obligations.

          "Defaulted Receivable" shall mean any Receivable (a) with respect to
           --------------------
which any payment, or part thereof, remains unpaid for more than 60 days after its Maturity Date, (b) with respect to which the Obligor thereunder has taken any action, or suffered any event to occur, of the type described in Sections
                                                                     --------
9.01(c) or 9.01(d) of the Purchase Agreement, or (c) that otherwise is
-------    -------
determined to be uncollectible and is written off in accordance with the Credit and Collection Policies.

          "Default Ratio" shall mean, as of any date of determination, the ratio
           -------------
(expressed as a percentage) of:

          (a) (i) the average of the respective Outstanding Balances of all Transferred Receivables with respect to which any payment, or part thereof, remained unpaid for more than 90 days past their respective Maturity Dates as of the last day of the three Settlement Periods immediately preceding such date, plus (ii) the aggregate Outstanding Balance of Transferred Receivables that were
----
written off as uncollectible during such Settlement Periods

          to
          --

          (b) the average of the respective Outstanding Balances of all Transferred Receivables as of the last day of the three Settlement Periods immediately preceding such date.

          "Deferred Purchase Price" shall mean, as of any Purchase Date, the
           -----------------------
amount equal to (a) the Outstanding Balance of Transferred Receivables to be purchased multiplied by (b) the Deferred Purchase Price Rate, in each case as of
          -------------
such date.

          "Deferred Purchase Price Adjustment" shall mean, as of any date of
           ----------------------------------
determination during the Revolving Period, the amount (positive or negative) equal to (a)(i)(A) the Deferred Purchase Price Rate as of the last day on which a Deferred Purchase Price Adjustment was calculated, minus (B) the Deferred
                                                     -----
Purchase Price Rate as of such date of determination; multiplied by (ii)(A) the
                                                      -------------
aggregate Outstanding Balance of Transferred Receivables as of the end of the last day on which a Deferred Purchase Price Adjustment was calculated, minus (B)
                                                                       -----
Collections received from the end of the last day on which a Deferred Purchase Price Adjustment was calculated through and including the end of the day immediately preceding such date of determination, minus (C)(1) the aggregate
                                                  -----
Outstanding Balance of Transferred Receivables that became Defaulted Receivables, plus (2) Dilution Factors, in each case from the beginning of the
             ----
last day on which a Deferred Purchase Price Adjustment was calculated through and including the end of the day immediately preceding such date of determination, minus (b) the Deferred Purchase Price Shortfall, if any, plus (c)
               -----                                                    ----
the Capital Investment Shortfall, if any.

          "Deferred Purchase Price Collections" shall mean, as of any date of
           -----------------------------------
determination, the amount equal to (a)(i) Collections received during the immediately preceding day, minus (ii) amounts disbursed to the Retention Account
                           -----
pursuant to Section 6.02(b) of the Purchase
            ---------------

Agreement for the immediately preceding day, multiplied by (b) the Deferred
                                             -------------
Purchase Price Rate as of such date of determination.

          "Deferred Purchase Price Outstanding" shall mean, as of any date of
           -----------------------------------
determination, the amount equal to (a) the Outstanding Balance of Transferred Receivables as of the end of the immediately preceding day, multiplied by (b)
                                                            -------------
the Deferred Purchase Price Rate as of such date.

          "Deferred Purchase Price Rate" shall mean, (a) as of any date of
           ----------------------------
determination during the Revolving Period, a fraction (expressed as a percentage) (i) the numerator of which equals the Outstanding Balance of Transferred Receivables minus Availability, in each case as of the end of the
                        -----
immediately preceding day, and (ii) the denominator of which equals the Outstanding Balance of Transferred Receivables as of the end of the immediately preceding day; or (b) for any day from and after the Facility Termination Date, the Deferred Purchase Price Rate calculated according to clause (a) above for
                                                         ----------
the Facility Termination Date.

          "Deferred Purchase Price Shortfall" shall mean, for any day with
           ---------------------------------
respect to which the Deferred Purchase Price Adjustment for the immediately preceding day was less than zero and was not satisfied, the amount, if any, by which the Deferred Purchase Price Adjustment exceeded the amount of Collections on deposit in the Deferred Purchase Price Sub-Account after disbursement of any amounts pursuant to Sections 6.03(b)(i) and (ii) of the Purchase Agreement, in
                    -------------------     ----
each case as of the end of the immediately preceding day.

          "Deferred Purchase Price Sub-Account" shall mean that certain sub-
           -----------------------------------
account of the Collection Account designated as such.

          "Delinquency Ratio" shall mean, as of any date of determination, the
           -----------------
ratio (expressed as a percentage) of:

          (a) the average of the respective Outstanding Balances of all Transferred Receivables with respect to which any payment, or part thereof, remained unpaid for more than 30 but less than 91 days past their respective Maturity Dates as of the last day of the three Settlement Periods immediately preceding such date to
          --

          (b) the average of the Outstanding Balances of all Transferred Receivables as of the last day of the three Settlement Periods immediately preceding such date.

          "Delinquent Receivable" shall mean any Receivable, other than a
           ---------------------
Defaulted Receivable, with respect to which any payment, or part thereof, remains unpaid for more than 60 days past its Maturity Date.

          "Depositary" shall mean Bankers Trust Company, or any other Person
           ----------
designated as the successor Depositary pursuant to and in accordance with the terms of the Depositary Agreement, in its capacity as issuing and paying agent or trustee in connection with the issuance of Commercial Paper.

          "Deposit Bank" shall have the meaning assigned to it in Section
           ------------                                           -------
6.01(b) of the Purchase Agreement.

          "Depositary Agreement" shall mean that certain Depositary Agreement
           --------------------
dated March 15, 1994, by and between Redwood and the Depositary and consented to by the Liquidity Agent.

          "Dilution Factors" shall mean, with respect to any Receivable, any net
           ----------------
credits, rebates, freight charges, cash discounts, volume discounts, cooperative advertising expenses, royalty payments, warranties, cost of parts required to be maintained by agreement (whether express or implied), warehouse and other allowances, disputes, setoffs, chargebacks, defective returns, other returned or repossessed goods, inventory transfers, allowances for early payments and other similar allowances that are reflected on the books of the CGS Originator and made or coordinated with the usual practices of the CGS Originator; provided,
                                                                    --------
that any allowances or adjustments in accordance with the Credit and Collection Policies made on account of the insolvency of the Obligor thereunder or such Obligor's inability to pay shall not constitute a Dilution Factor.

          "Dilution Funded Amount" shall mean, as of any date of determination,
           ----------------------
the amount equal to (a)(i)(A) the Outstanding Balance of Transferred Receivables that have become Defaulted Receivables on or before the end of the immediately preceding day, plus (B) other non-cash reductions of the Outstanding Balance of
               ----
Transferred Receivables occurring during the immediately preceding day,

multiplied by (ii) 100% minus the Deferred Purchase Price Rate as of such date
-------------           -----
of determination, plus (b) the Dilution Funded Amount Shortfall, if any, as of
                  ----
such date of determination.

          "Dilution Funded Amount Shortfall" shall mean, as of any date of
           --------------------------------
determination, the amount, if any, by which (a) the Dilution Funded Amount exceeds (b) the amount, if any, by which Deferred Purchase Price Collections exceeds the amount calculated in accordance with Section 6.03(b)(i) of the
                                                 ------------------
Purchase Agreement.

          "Dilution Ratio" shall mean, as of any date of determination, the
           --------------
ratio (expressed as a percentage) of:

          (a) the aggregate Dilution Factors during the first Settlement Period immediately preceding such date to
          --

          (b) the aggregate Billed Amount of all Transferred Receivables originated during the first Settlement Period immediately preceding such date.

          "Dilution Reserve Ratio" shall mean, as of any date of determination,
           ----------------------
the ratio (expressed as a percentage) calculated in accordance with the following formula:

          [(ADR x 2.00) + [(HDR - ADR) x  HDR]]  x  DILHOR
                                          ---       ------
                                          ADR       NRPB

          where:

          ADR = the average of the respective Dilution Ratios as of the last day of the 12 Settlement Periods immediately preceding such date.

          HDR = the highest Dilution Ratio during the 12 Settlement Periods immediately preceding such date.

          DILHOR = the aggregated Billed Amount of (a) Eligible Receivables that are not Winter Dating Receivables originated during the two Settlement Periods immediately preceding such date plus
                    (b) Eligible Receivables that are Winter Dating Receivables in accordance with the following schedule:

               Month        Additional DILHOR
               -----        -----------------

               August 100% of Eligible Receivables originated with Winter Dating Payment Terms

               September    100% of Eligible Receivables originated with Winter
                            Dating Payment Terms during the two Settlement
                            Periods immediately preceding such date.

               October 100% of Eligible Receivables originated with Winter Dating Payment Terms during the three Settlement Periods immediately preceding such date.

               November 100% of Eligible Receivables originated with Winter Dating Payment Terms during the four Settlement Periods immediately preceding such date.

               December 50% of Eligible Receivables originated with Winter Dating Payment Terms during the third, fourth and fifth Settlement Periods immediately preceding such date.

               January 50% of Eligible Receivables originated with Winter Dating Payment Terms during the fourth, fifth and sixth Settlement Periods immediately preceding such date.

               February 50% of Eligible Receivables originated with Winter Dating Payment Terms during the fifth, sixth and seventh Settlement Periods immediately preceding such date.

               March 50% of Eligible Receivables originated with Winter Dating Payment Terms during the sixth, seventh and eighth Settlement Periods immediately preceding such date.

               April 50% of Eligible Receivables originated with Winter Dating Payment Terms during the seventh, eighth and ninth Settlement Periods immediately preceding such date.

          NRPB = the Outstanding Balance of Eligible Receivables as of the last day of the first Settlement Period immediately preceding such date.

Notwithstanding the foregoing, the Dilution Reserve Ratio may be changed at any time at the sole discretion of the Operating Agent, exercised in good faith, and, in the case of a decrease only, upon satisfaction of the Rating Agency Condition with respect thereto.

          "Dollars" or "$"  shall mean lawful currency of the United States of
           -------      -
America.

          "Dynamic Purchase Discount Rate" shall mean, as of any date of
           ------------------------------
determination, the rate equal to (a) 100% minus (b)(i) the Loss Reserve Ratio
                                          -----
plus (ii) the Dilution Reserve Ratio, plus (c) the Available LOC Percentage.
----                                  ----

          "Election Notice" shall have the meaning assigned to it in Section
           ---------------                                           -------
2.01(d) of the CGS Transfer Agreement.
-------

          "Eligible Receivable" shall mean, as of any date of determination, a
           -------------------
Transferred Receivable:

          (a) that is not a liability of an Excluded Obligor;

          (b) that is not a liability of an Obligor (i) organized under the laws of any jurisdiction outside of the United States of America or (ii) having its principal place of business outside of the United States of America;

          (c) that is only denominated and payable in Dollars in the United States of America;

          (d) that is not and will not be subject to any right of rescission, set-off, recoupment, counterclaim or defense, whether arising out of transactions concerning the Contract therefor or otherwise (provided, that if
                                                            --------
the maximum amount of such right of rescission, set-off, recoupment, counterclaim or defense is less than the Outstanding Balance of such Receivable, such Receivable shall be deemed not to be an Eligible Receivable only to the extent of such maximum amount);

          (e) that is not a Delinquent Receivable, a Defaulted Receivable or an Unapproved Receivable;

          (f) that does not represent "billed but not yet shipped" goods or merchandise, unperformed services, consigned goods or "sale or return" goods and does not arise from a transaction for which any additional performance by the CGS Originator, or acceptance by or other act of the Obligor thereunder, remains to be performed as a condition to any payments on such Receivable;

          (g) as to which the representations and warranties of Sections
                                                                --------
4.01(v)(ii)-(iv) of the CGS Transfer Agreement are true and correct in all
----------------
respects as of the Transfer Date therefor;

          (h) that is not the liability of an Obligor that has any claim of a material nature against or affecting the CGS Originator or the property of the CGS Originator;

          (i) that is a true and correct statement of a bona fide indebtedness
                                                        ---- ----
incurred in the amount of the Billed Amount of such Receivable for merchandise sold to or services rendered and accepted by the Obligor thereunder;

          (j) that was originated in accordance with and satisfies in all material respects all applicable requirements of the Credit and Collection Policies;

          (k) that represents the genuine, legal, valid and binding obligation of the Obligor thereunder enforceable by the holder thereof in accordance with its terms;

          (l) that is entitled to be paid pursuant to the terms of the Contract therefor, has not been paid in full or been compromised, adjusted, extended, satisfied, subordinated, rescinded or modified, and is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission, or modification by the CGS Originator;

          (m) with respect to which the CGS Originator thereof has submitted all necessary documentation for payment to the Obligor thereunder and the CGS Originator has fulfilled all of its other obligations in respect thereof;

          (n) the stated term of which, if any, is not greater than 90 days after its Billing Date, except with regard to Winter Dating Receivables;

          (o) that does not contravene in any material respect any laws, rules or regulations applicable thereto (including laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract therefor is in violation of any such law, rule or regulation that could have a material adverse effect on the collectibility, value or payment terms of such Receivable;

          (p) with respect to which no proceedings or investigations are pending or threatened before any Governmental Authority (i) asserting the invalidity of such Receivable or the Contract therefor, (ii) asserting the bankruptcy or insolvency of the Obligor thereunder, (iii) seeking payment of such Receivable or payment and performance of such Contract or (iv) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Receivable or such Contract;

          (q) with respect to which the Obligor thereunder is not: (i) bankrupt or insolvent, (ii) unable to make payment of its obligations when due, (iii) a debtor in a voluntary or involuntary bankruptcy proceeding, or (iv) the subject of a comparable receivership or insolvency proceeding;

          (r) that is an "account" within the meaning of the UCC of the jurisdiction in which the chief executive office of the CGS Originator is located;

          (s) that is payable solely and directly to the CGS Originator and not to any other Person (including any shipper of the merchandise or goods that gave rise to such Receivable), except to the extent that payment thereof may be made to the Collection Account or otherwise as directed pursuant to Article VI of the
                                                               ----------
Purchase Agreement;

          (t) with respect to which all material consents, licenses, approvals or authorizations of, or registrations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of such Receivable or the Contract therefor have been duly obtained, effected or given and are in full force and effect;

          (u) that is created through the provision of merchandise, goods or services (i) by the CGS Originator in the ordinary course of its business in a current transaction or (ii) by another Person from whom the CGS Originator acquired such Receivables where those Receivables have been approved in writing by the Operating Agent;

          (v) that complies with such other criteria and requirements as the Operating Agent may from time to time specify to the Seller or the CGS Originator upon 10 days' prior written notice or, if so required by any Rating Agency, upon such notice as may be specified by such Rating Agency;

          (w) that is not the liability of an Obligor that, under the terms of the Credit and Collection Policies, is receiving or should receive merchandise, goods or services on a "cash on delivery" basis, and

          (x) that is not subject to any right, claim, security interest or other interest of any other Person, other than Liens in favor of the Purchaser.

          "Environmental Laws" shall mean all applicable federal, state, local
           ------------------
and foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S)(S) 9601 et seq.) "CERCLA"); the Hazardous Materials Transportation
                   -------
Authorization Act of 1994 (49 U.S.C. (S)(S) 5101 et seq.); the Federal
                                                 -------
Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. (S)(S) 136 et seq.); the
                                                                 -------
Solid Waste Disposal Act (42 U.S.C. (S)(S) 6901 et seq.); the Toxic Substance
                                                -------
Control Act (15 U.S.C. (S)(S) 2601 et seq.); the Clean Air Act  (42 U.S.C.
                                   -------
(S)(S) 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C. (S)(S)
            -------
1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. (S)(S) 651 et
     -------                                                                --
seq.); and the Safe Drinking Water Act (42 U.S.C. (S)(S) 300(f) et seq.), each
----                                                            -------
as from time to time amended, and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

          "Environmental Permits" shall mean all permits, licenses,
           ---------------------
authorizations, certificates, approvals, registrations or other written documents required by any Governmental Authority under any Environmental Laws.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974
           -----
and any regulations promulgated thereunder.

          "ERISA Affiliate" shall mean, with respect to the CGS Originator, any
           ---------------
trade or business (whether or not incorporated) that, together with the CGS Originator, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

          "ERISA Event" shall mean, with respect to the CGS Originator or any
           -----------
ERISA Affiliate, (a) any event described in Section 4043(c) of ERISA with respect to a Title IV Plan; (b) the withdrawal of the CGS Originator or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a "substantial employer," as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of the CGS Originator or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (e) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) the failure by the CGS Originator or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Title IV Plan unless such failure is cured within 30 days; (g) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under Section 4241 of ERISA; or (i) the loss of a Qualified Plan's qualification or tax exempt status.

          "ESOP" shall mean a Plan that is intended to satisfy the requirements
           ----
of Section 4975(e)(7) of the IRC.

          "Event of Servicer Termination" shall have the meaning assigned to it
           -----------------------------
in Section 9.02 of the Purchase Agreement.
   ------------

          "Excluded Obligor" shall mean any Obligor (i) that is an Affiliate or
           ----------------
employee of the CGS Originator or the Seller, (ii) that is a Governmental Authority, (iii) with respect to which 50% or more of the aggregate Outstanding Balance of all Receivables owing by such Obligor are Delinquent Receivables or Defaulted Receivables, or (iv) listed on Annex 2 to the Purchase Agreement as
                                         -------
revised from time to time pursuant to a letter in the form of Exhibit A thereto.
                                                              ---------

          "Extended Term Reserve" shall mean the Outstanding Balance of those
           ---------------------
Receivables which are not due within 90 days, except for Winter Dating Receivables.

          "Facility Termination Date" shall mean the earliest of (a) the date so
           -------------------------
designated pursuant to Section 9.01 of the Purchase Agreement, (b) 90 days prior
                       ------------
to the Final Purchase Date and (c) 90 days prior to the date of termination of the Maximum Purchase Limit specified in a notice from the Seller to the Purchaser delivered pursuant to and in accordance with Section 2.02(b) of the
                                                       ---------------
Purchase Agreement.

          "Fair Labor Standards Act" shall mean the provisions of the Fair Labor
           ------------------------
Standards Act, 29 U.S.C. (S) (S) 201 et seq.
                                     -------

          "Federal Reserve Board" shall mean the Board of Governors of the
           ---------------------
Federal Reserve System.

          "Fee Letter" shall mean that certain letter agreement dated February
           ----------
10, 1999, between the Seller and the Purchaser.

          "Final Purchase Date" shall mean February 11, 2004.
           -------------------

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America as in effect on the Closing Date, consistently applied as such term is further defined in Section 2(a) of this Annex X.
                                   ------------         -------

          "GE Capital" shall mean General Electric Capital Corporation, a New
           ----------
York corporation.

          "General Trial Balance" shall mean, with respect to the CGS Originator
           ---------------------
and as of any date of determination, the CGS Originator's accounts receivable trial balance (whether in the form of a computer printout, magnetic tape or diskette) as of such date, listing Obligors and the Receivables owing by such Obligors as of such date together with the aged Outstanding Balances of such Receivables, in form and substance satisfactory to GFC.

          "GFC Loan" shall have the meaning specified in Section 6.01 of the CGS
           --------                                      ------------
Transfer Agreement.

          "Golf Funding Corporation" or "GFC" shall mean Golf Funding
           ------------------------      ---
Corporation, a Delaware corporation.

          "GFC Indemnified Person" shall have the meaning assigned to it in
           ----------------------
Section 5.01 of the CGS Transfer Agreement.
------------

          "GFC Loan" shall have the meaning assigned to it in Section 6.01 of
           --------                                           ------------
the CGS Transfer Agreement.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranteed Indebtedness" shall mean, as to any Person, any obligation
           -----------------------
of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligation") of any other Person (the "primary obligor") in
             ------------------                             ---------------
any manner, including any obligation or
arrangement of such Person to (a) purchase or repurchase any such primary obligation, (b) advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) indemnify the owner of such primary obligation against loss in respect thereof. The amount of any Guaranteed Indebtedness at any time shall be deemed to be the amount equal to the lesser at such time of
(x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is incurred and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness; or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

          "Incipient Servicer Termination Event" shall mean any event that, with
           ------------------------------------
the passage of time or notice or both, would, unless cured or waived, become an Event of Servicer Termination.

          "Incipient Termination Event" shall mean any event that, with the
           ---------------------------
passage of time or notice or both, would, unless cured or waived, become a Termination Event.

          "Indemnified Amounts" shall mean, with respect to any Person, any and
           -------------------
all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal).

          "Indemnified Taxes" shall have the meaning assigned to it in Section
           -----------------
2.08 of the Purchase Agreement.

          "Intercreditor Agreement" shall mean that certain Intercreditor
           -----------------------
Agreement dated as of February 10, 1999, entered into by and among the CGS Originator, the Seller, the Purchaser and GE Capital, in various capacities.

          "Interest Payment Date" shall mean, with respect to any GFC Loan, the
           ---------------------
first Business Day of each calendar month while such loan is outstanding;

provided, that in addition to the foregoing, each of (a) the date upon which all
--------
GFC Loans have been paid in full and (b) the Facility Termination Date shall be deemed to be an "Interest Payment Date" with respect to any accrued interest thereunder.

          "Interest Rate" shall have the meaning assigned to it in Section
           -------------                                           -------
6.06(a) of the CGS Transfer Agreement.
-------

          "Investment Base" shall mean, as of any date of determination, the
           ---------------
amount equal to the Outstanding Balance of Eligible Receivables minus the
                                                                -----
Reserves with respect thereto, in each case as disclosed in the most recently submitted Investment Base Certificate or as otherwise determined by the Purchaser, the Operating Agent or the Collateral Agent based on Seller Collateral information available to any of them, including any information obtained from any audit or from any other reports with respect to the Seller Collateral, which determination shall be final, binding and conclusive on all parties to the Purchase Agreement (absent manifest error).

          "Investment Base Certificate" shall have the meaning assigned to it in
           ---------------------------
Section 2.03(a) of the Purchase Agreement.
---------------

          "Investment Company Act" shall mean the provisions of the Investment
           ----------------------
Company Act of 1940, 15 U.S.C. (S) (S) 80a et seq., and any regulations
                                           -------
promulgated thereunder.

          "Investment Reports" shall mean the reports with respect to the
           ------------------
Transferred Receivables and the Seller Collateral referred to in Annex 5.02(b)
                                                                 -------------
to the Purchase Agreement.

          "Investments" shall mean, with respect to any Seller Blocked Account
           -----------
Collateral, the certificates, instruments, investment property or other investments in which amounts constituting such collateral are invested from time to time.

          "IRC" shall mean the Internal Revenue Code of 1986 and any regulations
           ---
promulgated thereunder.

          "IRS" shall mean the Internal Revenue Service.
           ---

          "Letter of Credit" shall mean that certain Irrevocable Letter of
           ----------------
Credit No. RRC-2 dated June 29, 1995, issued by the Letter of Credit Providers at the request of Redwood in favor of the Collateral Agent pursuant to the Letter of Credit Agreement.

          "Letter of Credit Agent" shall mean GE Capital, in its capacity as
           ----------------------
agent for the Letter of Credit Providers under the Letter of Credit Agreement.

          "Letter of Credit Agreement" shall mean that certain Second Amended
           --------------------------
and Restated Letter of Credit Reimbursement Agreement dated as of June 29, 1995, among Redwood, the Letter of Credit Agent, the Letter of Credit Providers and the Collateral Agent, as amended pursuant to that certain Amendment No. 1 to Second Amended and Restated Letter of Credit Reimbursement Agreement dated as of February 27, 1996, as amended pursuant to that certain Amendment No. 2 to Second Amended and Restated Letter of Credit Reimbursement Agreement dated as of January 24, 1997.

          "Letter of Credit Providers" shall mean, initially, GE Capital, in its
           --------------------------
capacity as issuer of the Letter of Credit under the Letter of Credit Agreement, and thereafter its successors and permitted assigns in such capacity.

          "Lien" shall mean any mortgage or deed of trust, pledge,
           ----
hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction).

          "Liquidity Agent" shall mean GE Capital, in its capacity as agent for
           ---------------
the Liquidity Lenders pursuant to the Liquidity Loan Agreement.

          "Liquidity Lenders" shall mean, collectively, GE Capital and any other
           -----------------
provider of Liquidity Loans under the Liquidity Loan Agreement.

          "Liquidity Loan Agreement" shall mean that certain Liquidity Loan
           ------------------------
Agreement dated as of February 10, 1999, among Redwood and GE Capital, in its capacities as (a) the operating agent for Redwood, (b) the Collateral Agent, (c) the initial Liquidity Lender and (d) the Liquidity Agent, as amended, restated, supplemented or otherwise modified from time to time.

          "Liquidity Loans" shall mean any and all borrowings by Redwood under
           ---------------
the Liquidity Loan Agreement.

          "Litigation" shall mean, with respect to any Person, any action,
           ----------
claim, lawsuit, demand, investigation or proceeding pending or threatened against such Person before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof or before any arbitrator or panel of arbitrators.

          "Lockbox Account" shall mean that certain lockbox account number 2470-
           ---------------
5-04484 in the name of Odyssey held at the Lockbox Bank.

          "Lockbox Account Agreement" shall mean that certain Three Party
           -------------------------
Agreement relating to Lockbox Services dated February 10, 1999 between the Lockbox Bank, Odyssey, CGS, GFC, Redwood, the Operating Agent and the Collateral Agent.

          "Lockbox Bank" shall mean the Bank of America National Trust and
           ------------
Savings Association.

          "Loss Reserve Ratio" shall mean, as of any date of determination, the
           ------------------
ratio (expressed as a percentage) calculated in accordance with the following formula:

          2 x ARR x  DEFHOR
                     ------
                     NRPB

          where:

          ARR = the highest Three Month Aged Receivables Ratio during the 12 Settlement Periods immediately preceding such date.

          DEFHOR = the aggregate Billed Amount of (a) Eligible Receivables that are not Winter Dating Receivables originated during the four Settlement Periods immediately preceding such date plus (b) Eligible Receivables that are Winter Dating Receivables in accordance with the following schedule:

               Month        Additional DEFHOR
               -----        -----------------

               August 100% of Eligible Receivables originated with Winter Dating Payment Terms

               September    100% of Eligible Receivables originated with Winter
                            Dating Payment Terms during the two Settlement
                            Periods immediately preceding such date.

               October 100% of Eligible Receivables originated with Winter Dating Payment Terms during the three Settlement Periods immediately preceding such date.

               November 100% of Eligible Receivables originated with Winter Dating Payment Terms during the four Settlement Periods immediately preceding such date.

               December 50% of Eligible Receivables originated with Winter Dating Payment Terms during the third, fourth and fifth Settlement Periods immediately preceding such date.

               January 50% of Eligible Receivables originated with Winter Dating Payment Terms during the fourth, fifth and sixth Settlement Periods immediately preceding such date.

               February 50% of Eligible Receivables originated with Winter Dating Payment Terms during the fifth, sixth and seventh Settlement Periods immediately preceding such date.

               March 50% of Eligible Receivables originated with Winter Dating Payment Terms during the sixth, seventh and eighth Settlement Periods immediately preceding such date.

               April 50% of Eligible Receivables originated with Winter Dating Payment Terms during the seventh, eighth and ninth Settlement Periods immediately preceding such date.

          NRPB = the Outstanding Balance of Eligible Receivables as of the last day of the first Settlement Period immediately preceding such date.


Notwithstanding the foregoing, the Loss Reserve Ratio may be changed at any time at the sole discretion of the Operating Agent, exercised in good faith, and, in the case of a decrease only, upon satisfaction of the Rating Agency Condition with respect thereto.

          "Margin" shall mean, for any period, the sum of the "Margin Amounts"
           ------
(as such term is defined in Annex 3 to the Purchase Agreement) for each day in
                            -------
such period.

          "Material Adverse Effect" shall mean a material adverse effect on (a)
           -----------------------
the business, assets, liabilities, operations, prospects or financial or other condition of (i) the CGS Originator or the Parent Guarantor, (ii) the Seller,
(iii) the Servicer and its Subsidiaries considered as a whole, or (iv) the Parent Guarantor and its Subsidiaries considered as a whole, (b) the ability of the CGS Originator, the Parent Guarantor, the Seller or the Servicer to perform any of its obligations under the Related Documents in accordance with the terms thereof, (c) the validity or enforceability of any Related Document or the rights and remedies of GFC, the Purchaser, the Operating Agent or the Collateral Agent under any Related Document, (d) the federal income tax attributes of the sale, contribution or pledge of the Transferred Receivables pursuant to any Related Document or (e) the Transferred Receivables, the Contracts therefor, the Transfer Agreement Collateral, the Seller Collateral or the ownership interests or Liens of GFC or the Purchaser thereon or the priority of such interests or Liens.

          "Maturity Date" shall mean, with respect to any Receivable, the due
           -------------
date for payment therefor specified in the Contract therefor, or, if no date is so specified, 60 days from the Billing Date.

          "Maximum Purchase Limit" shall mean $80,000,000, as such amount may be
           ----------------------
reduced in accordance with Section 2.02(a) of the Purchase Agreement.
                           ---------------

          "Monthly Report" shall have the meaning assigned to it in paragraph
           --------------                                           ---------
(a) of Annex 5.02(a) to the Purchase Agreement.
---    -------------

          "Moody's" shall mean Moody's Investors Service, Inc. or any successor
           -------
thereto.

          "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA with respect to which the CGS Originator or ERISA Affiliate is making, is obligated to make, or has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

          "Net Proceeds Amount" shall mean, with respect to issuances of any
           -------------------
Commercial Paper, (a) the face amount of such Commercial Paper, minus (b) (i)
                                                                -----
the discount on the face amount thereof offered to the public plus (ii) Dealer
                                                              ----
fees for such issuances of Commercial Paper.

          "Nevada Bob's" shall mean Nevada Bob's Pro Shop, a Nevada corporation.
           ------------

          "Obligations" shall have the meaning assigned to it in Section 2.03 of
           -----------                                           ------------
the CGS Transfer Agreement.

          "Obligor" shall mean, with respect to any Receivable, the Person
           -------
primarily obligated to make payments in respect thereof.

          "Odyssey" shall mean Odyssey Golf, Inc., a California corporation.
           -------

          "Odyssey Collection Date" shall mean one year and one day after the
           -----------------------
date on which all Odyssey Sold Receivables have either been collected in full or written off as uncollectible and all outstanding payment obligations of Odyssey under the Agreement have been satisfied in full.

          "Odyssey General Trial Balance" shall mean, with respect to Odyssey
           -----------------------------
and as of any date of determination, Odyssey's accounts receivable trial balance (whether in the form of a computer printout, magnetic tape or diskette) as of such date, listing Obligors and the Receivables owing by such Obligors as of such date together with the aged Outstanding Balances of such Receivables, in form and substance satisfactory to CGS.

          "Odyssey Sale Price" shall have the meaning assigned to it in Section
           ------------------                                           -------
2.01(b) of the Odyssey Transfer Agreement.
-------

          "Odyssey Sold Receivable" shall have the meaning assigned to it in
           -----------------------
Section 2.01(a) of the Odyssey Transfer Agreement.
---------------

          "Odyssey Transfer Agreement" shall mean that certain Receivables
           --------------------------
Transfer Agreement dated February 10, 1999 between Odyssey and CGS.

          "Officer's Certificate" shall mean, with respect to any Person, a
           ---------------------
certificate signed by an Authorized Officer of such Person.

          "Operating Agent" shall mean GE Capital, in its capacity as operating
           ---------------
agent for the Purchaser under the Purchase Agreement and the other Related Documents.

          "Operating Agent Agreement" shall mean that certain Operating Agent
           -------------------------
Agreement dated as of March 15, 1994, between Redwood and the Operating Agent.

          "Other Funding Agreements" shall mean any agreements entered into from
           ------------------------
time to time by the Purchaser for the purchase or financing of receivables.

          "Outstanding Balance" shall mean, with respect to any Receivable and
           -------------------
as of any date of determination, the amount (which amount shall not be less than zero) equal to (a) the Billed Amount thereof, minus (b) all Collections received
                                              -----
from the Obligor thereunder, minus (c) all discounts to or any other
                             -----
modifications that reduce such Billed Amount; provided, that if the Operating
                                              --------
Agent or the Servicer makes a determination that all payments by such Obligor with respect to such Billed Amount have been made, the Outstanding Balance shall be zero.

          "Parent Group" shall mean CGS and each of its respective Affiliates.
           ------------

          "Parent Guarantor" shall mean Callaway Golf Company, a California
           ----------------
corporation.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation.
           ----

          "Pension Plan" shall mean a Plan described in Section 3(2) of ERISA.
           ------------

          "Permitted Encumbrances" shall mean the following encumbrances: (a)
           ----------------------
Liens for taxes or assessments or other governmental charges not yet due and payable; (b) pledges or deposits securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which the CGS Originator, the Seller or the Servicer is a party as lessee made in the ordinary course of business; (d) deposits securing statutory obligations of the CGS Originator, the Seller or the Servicer; (e) inchoate and unperfected workers', mechanics', suppliers' or similar Liens arising in the ordinary course of business; (f) carriers', warehousemen's or other similar possessory Liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $100,000 at any one time; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which the CGS Originator, the Seller or the Servicer is a party; (h) any attachment or judgment Lien not constituting a Termination Event under Section
                                                                       -------
9.01(f) of the Purchase Agreement; (i) Liens existing on the Closing Date and
-------
listed on Schedule 4.03(b) of the CGS Transfer Agreement or the Odyssey Transfer
          ----------------
Agreement or Schedule 5.03(b) of the Purchase
             ----------------

Agreement; and (j) presently existing or hereinafter created Liens in favor of GFC, the Purchaser, the Operating Agent or the Collateral Agent.

          "Permitted Investments" shall mean any of the following:
           ---------------------

          (a) obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States of America or obligations of any agency or instrumentality thereof if such obligations are backed by the full faith and credit of the United States of America, in each case with maturities of not more than 90 days from the date acquired;

          (b) repurchase agreements on obligations of the type specified in clause (a) of this definition; provided, that the short-term debt obligations of
----------                     --------
the party agreeing to repurchase are rated at least A-1+ or the equivalent by S&P and P-1 or the equivalent by Moody's;

          (c) federal funds, certificates of deposit, time deposits and bankers' acceptances of any depository institution or trust company incorporated under the laws of the United States of America or any state, in each case with original maturities of not more than 90 days or, in the case of bankers' acceptances, original maturities of not more than 365 days; provided, that the
                                                            --------
short-term obligations of such depository institution or trust company are rated at least A-1+ or the equivalent by S&P and P-1 or the equivalent by Moody's;

          (d) commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof with original maturities of not more than 30 days that on the date of acquisition are rated at least A-1+ or the equivalent by S&P and P-1 or the equivalent by Moody's;

          (e) securities of money market funds rated at least Aam or the equivalent by S&P and P-1 or the equivalent by Moody's; and

          (f) such other investments with respect to which each Rating Agency shall have confirmed in writing to the Purchaser and Collateral Agent that such investments shall not result in a withdrawal or reduction of the then current rating by such Rating Agency of the Commercial Paper.

          "Person" shall mean any individual, sole proprietorship, partnership,
           ------
joint venture, unincorporated organization, trust, association, corporation (including a business trust), limited liability company, institution, public benefit corporation, joint stock company, Governmental Authority or any other entity of whatever nature.

          "Plan" shall mean, at any time, an "employee benefit plan," as defined
           ----
in Section 3(3) of ERISA, that the CGS Originator or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by the CGS Originator or ERISA Affiliate.

          "Program Documents" shall mean the Letter of Credit Agreement, the
           -----------------
Liquidity Loan Agreement, the Collateral Agent Agreement, the Depositary Agreement, the Commercial Paper, the Operating Agent Agreement, each Accession Agreement and the Dealer Agreements.

          "Projections" shall mean Parent Guarantor's forecasted consolidated
           -----------
and consolidating: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared on a Subsidiary-by-Subsidiary or division-by-division basis, if applicable, and otherwise consistent with the historical financial statements of the CGS Originators, together with appropriate supporting details and a statement of underlying assumptions.

          "Purchase" shall have the meaning assigned to it in Section 2.01 of
           --------                                           ------------
the Purchase Agreement.

          "Purchase Agreement" shall mean that certain Receivables Purchase and
           ------------------
Servicing Agreement dated as of February 10, 1999, among the Seller, the Purchaser, the Servicer, the Operating Agent and the Collateral Agent.

          "Purchase Assignment" shall mean that certain Purchase Assignment
           -------------------
dated as of the Closing Date by and between the Seller and the Purchaser in the form attached as Exhibit 2.04(a) to the Purchase Agreement.
                 ---------------

          "Purchase Date" shall mean each day on which a Purchase is made.
           -------------

          "Purchase Discount Rate" shall mean, as of any date of determination,
           ----------------------
a rate equal to the lesser of (a) the Dynamic Purchase Discount Rate and (b) the Purchase Discount Rate Cap.

          "Purchase Discount Rate Cap" shall mean a rate equal to eighty percent
           --------------------------
(80%); provided, that the Purchase Discount Rate Cap may be changed at any time
       --------
upon the Operating Agent's prompt delivery of notice to the Seller of such change, at the sole discretion of the Operating Agent, exercised in good faith, and, in the case of an increase only, upon satisfaction of the Rating Agency Condition with respect thereto.

          "Purchase Excess" shall mean, as of any date of determination, the
           ---------------
extent to which the Capital Investment exceeds the Availability, in each case as disclosed in the most recently submitted Investment Base Certificate or as otherwise determined by the Purchaser, the Operating Agent or the Collateral Agent based on Seller Collateral information available to any of them, including any information obtained from any audit or from any other reports with respect to the Seller Collateral, which determination shall be final, binding and conclusive on all parties to the Purchase Agreement (absent manifest error).

          "Purchaser" shall mean Redwood, in its capacity as the Purchaser under
           ---------
the Purchase Agreement.

          "Purchase Request" shall have the meaning assigned to it in Section
           ----------------                                           -------
2.03(b) of the Purchase Agreement.
-------

          "Purchaser Indemnified Person" shall have the meaning assigned to it
           ----------------------------
in Section 12.01(a) of the Purchase Agreement.
   ----------------

          "Purchaser Secured Parties" shall mean the Collateral Agent, the CP
           -------------------------
Holders, the Depositary, the Liquidity Agent, the Liquidity Lenders, the Letter of Credit Agent and the Letter of Credit Providers.

          "Qualified Plan" shall mean a Pension Plan that is intended to be tax-
           --------------
qualified under Section 401(a) of the IRC.

          "Qualifying Winter Dating Obligor" shall mean, for any year, any
           --------------------------------
Obligor with respect to which, (a) no payment, or part thereof, with respect to any Receivables of such Obligor originated during the previous year remained unpaid for more than 30 days past its Maturity Date, or (b) no payment, or part thereof, with respect to any Receivables of such Obligor remained unpaid for more than 30 days past its Maturity Date during the one (1) year period prior to the placement of a Winter Dating Order by such Obligor in such year.

          "Rating Agency" shall mean Moody's or S&P.
           -------------

          "Rating Agency Condition" shall mean, with respect to any action, that
           -----------------------
each Rating Agency has notified the Purchaser and the Operating Agent in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Commercial Paper.

          "Ratios" shall mean, collectively, the Default Ratio, the Delinquency
           ------
Ratio, the Dilution Ratio, the Dilution Reserve Ratio, the Loss Reserve Ratio, the Receivable Collection Turnover and the Three Month Aged Receivables Ratio.

          "Receivable" shall mean, with respect to any Obligor:
           ----------

          (a) indebtedness of such Obligor (whether constituting an account, chattel paper, document, instrument or general intangible) arising from the provision of merchandise, goods or services to such Obligor, including the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto;

          (b) all Liens and property subject thereto from time to time securing or purporting to secure any such indebtedness of such Obligor;

          (c) all guaranties, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such indebtedness;

          (d) all Collections with respect to any of the foregoing; and

          (e) all Records with respect to any of the foregoing.

          "Receivable Collection Turnover" shall mean, as of any date of
           ------------------------------
determination, the amount (expressed in days) equal to:

          (a) a fraction, (i) the numerator of which is equal to the average of the Outstanding Balances of Transferred Receivables on the first day of the 12 Settlement Periods immediately preceding such date and (ii) the denominator of which is equal to aggregate Collections received during such 12 Settlement Periods with respect to all Transferred Receivables, multiplied by
          -------------

          (b) the number of days contained in such 12 Settlement Periods.

          "Receivables Assignment" shall have the respective meanings assigned
           ----------------------
to them in Section 2.01(a) of the CGS Transfer Agreement and in Section 2.01(a)
           ---------------                                      ---------------
of the Odyssey Transfer Agreement.

          "Records" shall mean all Contracts and other documents, books, records
           -------
and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by the CGS Originator, the Servicer, any Sub-Servicer or the Seller with respect to the Receivables and the Obligors thereunder, the Transfer Agreement Collateral and the Seller Collateral.

          "Redwood" shall mean Redwood Receivables Corporation, a Delaware
           -------
corporation.

          "Redwood Yield" shall have the meaning assigned to it in Annex 3 to
           -------------                                           -------
the Purchase Agreement.

          "Regulatory Change" shall mean any change after the Closing Date in
           -----------------
any federal, state or foreign law or regulation (including Regulation D of the Federal Reserve Board) or the adoption or making after such date of any interpretation, directive or request under any federal, state or foreign law or regulation (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof that, in each case, is applicable to any Affected Party.

          "Rejected Amount" shall have the meaning assigned to it in Section
           ---------------                                           -------
4.04 of the CGS Transfer Agreement.
----

          "Related Documents" shall mean each Blocked Account Agreement, the CGS
           -----------------
Transfer Agreement, the Odyssey Transfer Agreement, the Lockbox Agreement, the Purchase Agreement, each Receivables Assignment, the Purchase Assignment, the CGS Note, the Ancillary Services and Lease Agreement and all other agreements, instruments, documents and certificates identified in the Schedule of Documents and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Person, or any employee of any Person, and delivered in connection with the CGS Transfer Agreement, the Odyssey Transfer Agreement, the Purchase Agreement or the transactions contemplated thereby. Any reference in the CGS Transfer Agreement, the Odyssey Transfer Agreement, the Purchase Agreement or any other Related Document to a Related Document shall include all Appendices thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Related Document as the same may be in effect at any and all times such reference becomes operative.

          "Repayment Notice"  shall have the meaning assigned to it in Section
           ----------------                                            -------
2.03(c) of the Purchase Agreement.
-------

          "Reportable Event" shall mean any of the events set forth in Section
           ----------------
4043(b) of ERISA.

          "Reserves" shall mean the aggregate Concentration Discount Amount for
           --------
all Obligors of Transferred Receivables, the Extended Term Reserve and such other reserves as the Operating Agent may establish from time to time in its sole discretion.

          "Retained Monthly Yield" shall mean, as of any date of determination
           ----------------------
within a Settlement Period, the sum of all amounts transferred to or retained in the Retention Account with respect to Daily Yield from and including the first day of such Settlement Period through and including such date pursuant to Sections 6.03(b)(i)(A) or 6.04(a)(iv) of the Purchase Agreement.
----------------------    -----------

          "Retained Servicing Fee" shall mean, as of any date of determination
           ----------------------
within a Settlement Period, the sum of all amounts transferred to or retained in the Retention Account with respect to the Servicing Fee from and including the first day of such Settlement Period through and including such date pursuant to Sections 6.03(b)(i)(C) or 6.04(a)(iv) of the Purchase Agreement.
----------------------    -----------

          "Retained Unused Facility Fee" shall mean, as of any date of
           ----------------------------
determination within a Settlement Period, the sum of all amounts transferred to or retained in the Retention Account with respect to the Unused Facility Fee from and including the first day of such Settlement Period through and including such date in accordance with Sections 6.03(b)(i)(E) or 6.04(a)(iv) of the
                             ----------------------    -----------
Purchase Agreement.

          "Retention Account" shall mean that certain segregated deposit account
           -----------------
established by the Purchaser and maintained with the Depositary designated as the "Redwood

Receivables Corporation - Retention Account (GFC)," account number 27064, ABA No. 021001033.

          "Retention Account Deficiency" shall mean, as of any Settlement Date,
           ----------------------------
the amount, if any, by which the amounts necessary to make the payments required under Sections 6.04(a)(i), (ii), (iii) and (iv) of the Purchase Agreement exceed
      -------------------  ----  -----     ----
the amounts on deposit in the Retention Account.

          "Retiree Welfare Plan" shall mean, at any time, a Welfare Plan that
           --------------------
provides for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

          "Revolving Period" shall mean the period from and including the
           ----------------
Closing Date through and including the day immediately preceding the Facility Termination Date.

          "S&P" means Standard & Poor's Ratings Services, a division of The
           ---
McGraw-Hill Companies, Inc., or any successor thereto.

          "Sale" shall mean, (i) with respect to a Sale under the CGS Transfer
           ----
Agreement, a sale of Receivables by the CGS Originator to GFC in accordance with the terms of the CGS Transfer Agreement, or (ii) with respect to a Sale under the Odyssey Transfer Agreement, the sale of Receivables by Odyssey to CGS in accordance with the terms of the Odyssey Transfer Agreement.

          "Sale Price" shall mean, with respect to any Sale of Sold Receivables,
           ----------
the price calculated by GFC and approved from time to time by the Operating Agent equal to:

          (a) the Outstanding Balance of such Sold Receivables, minus
                                                                -----

          (b) the expected costs to be incurred by GFC in financing the purchase of such Sold Receivables until the Outstanding Balance of such Sold Receivables is paid in full, minus
                 -----

          (c) the portion of such Sold Receivables that are reasonably expected by the CGS Originator to become Defaulted Receivables, minus
                                                       -----

          (d) the portion of such Sold Receivables that are reasonably expected by the CGS Originator to be reduced by means other than the receipt of Collections thereon or pursuant to clause (c) above, minus
                                   ----------        -----

          (e) amounts expected to be paid to the Servicer with respect to the servicing, administration and collection of such Sold Receivables;

provided, that such calculations shall be determined based on the historical
--------
experience of (y) the CGS Originator, with respect to the calculations required in each of clauses (c) and (d) above, and (z) GFC, with respect to the
           -----------     ---
calculations required in clauses (b) and (e) above.
                         -----------     ---

          "Schedule of Documents" shall mean the schedule, including all
           ---------------------
appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the CGS Transfer Agreement, the Odyssey Transfer Agreement, the Purchase Agreement and the other Related Documents and the transactions contemplated thereunder, substantially in the form attached as Annex Y to the Purchase Agreement.
                 -------

          "Securities Act" shall mean the provisions of the Securities Act of
           --------------
1933, 15 U.S.C. Sections 77a et seq., and any regulations promulgated
                             -------
thereunder.

          "Securities Exchange Act" shall mean the provisions of the Securities
           -----------------------
Exchange Act of 1934, 15 U.S.C. Sections 78a et seq., and any regulations
                                             -------
promulgated thereunder.

          "Seller" shall mean GFC, in its capacity as the Seller under the
           ------
Purchase Agreement.

          "Seller Assigned Agreements" shall have the meaning assigned to it in
           --------------------------
Section 8.01(b) of the Purchase Agreement.
---------------

          "Seller Collateral" shall have the meaning assigned to it in Section
           -----------------                                           -------
8.01 of the Purchase Agreement.
----

          "Seller Blocked Account Collateral" shall have the meaning assigned to
           ---------------------------------
it in Section 8.01(c) of the Purchase Agreement.
      ---------------

          "Seller LOC Draws" shall mean any payments made to the Purchaser in
           ----------------
connection with the Letter of Credit and allocated to the Seller.

          "Seller Secured Obligations" shall mean all loans, advances, debts,
           --------------------------
liabilities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by the Seller to any Affected Party under the Purchase Agreement and any document or instrument delivered pursuant thereto, and all amendments, extensions or renewals thereof, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising thereunder, including Capital Investment, Daily Yield, Yield Shortfall, Unused Facility Fees, Unused Facility Fee Shortfall, Margin, amounts in reduction of Purchase Excess, Successor Servicing Fees and Expenses, Additional Amounts and Indemnified Amounts. This term includes all principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against the Seller in bankruptcy, whether or not allowed in such case or proceeding), fees, charges, expenses, attorneys' fees and any other sum chargeable to the Seller thereunder, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations that are paid to the extent all or any portion of such payment is avoided or recovered directly or indirectly from the Purchaser, the Operating Agent or the Collateral Agent as a preference, fraudulent transfer or otherwise.

          "Seller's Share" shall mean the ratio of (a) the Maximum Purchase
           --------------
Limit under the Purchase Agreement to (b) the aggregate maximum purchase limits
                                   --
or commitments under the Purchase Agreement and all Other Funding Agreements.

          "Servicer" shall mean CGS, in its capacity as the Servicer under the
           --------
Purchase Agreement, or any other Person designated as a Successor Servicer.

          "Servicer's Certificate" shall mean an Officer's Certificate
           ----------------------
substantially in the form of Exhibit 3.01(a)(iii) to the Purchase Agreement.
                             --------------------

          "Servicer Termination Notice" shall mean any notice by the Operating
           ---------------------------
Agent to the Servicer that (a) an Event of Servicer Termination has occurred and
(b) the Servicer's appointment under the Purchase Agreement has been terminated.

          "Servicing Fee" shall mean, for any day within a Settlement Period,
           -------------
the amount equal to (a) (i) the Servicing Fee Rate divided by (ii) 360,
                                                   ----------
multiplied by (b) the Outstanding Balance of all Transferred Receivables on such
-------------
day.

          "Servicing Fee Rate" shall mean 1.00%.
           ------------------

          "Servicing Fee Shortfall" shall mean, as of any date of determination
           -----------------------
within a Settlement Period, the amount, if any, by which the Accrued Servicing Fee exceeds the Retained Servicing Fee, in each case as of such date.

          "Servicing Officer" shall mean any officer of the Servicer involved
           -----------------
in, or responsible for, the administration and servicing of the Transferred Receivables and whose name appears on any Officer's Certificate listing servicing officers furnished to the Operating Agent by the Servicer, as such certificate may be amended from time to time.

          "Servicing Records" shall mean all documents, books, Records and other
           -----------------
information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by the Servicer with respect to the Transferred Receivables and the Obligors thereunder.

          "Settlement Date" shall mean the fifth Business Day following the end
           ---------------
of each Settlement Period.

          "Settlement Period" shall mean (a) solely for purposes of determining
           -----------------
the Ratios, (i) with respect to all Settlement Periods other than the final Settlement Period, each calendar month, whether occurring before or after the Closing Date, and (ii) with respect to the final Settlement Period, the period ending on the Final Purchase Date and beginning with the first day of the calendar month in which the Final Purchase Date occurs, and (b) for all other purposes, (i) with respect to the initial Settlement Period, the period from and including the Closing Date through and including the last day of the calendar month in which the Closing Date occurs, (ii) with respect to the final Settlement Period, the period ending on the Final Purchase Date and beginning with the first day of the calendar month in which the Final Purchase Date occurs, and (iii) with respect to all other Settlement Periods, each calendar month.

          "Sold Receivable" and "Sold Receivables" shall have the meaning
           ---------------       ----------------
assigned to it in Section 2.01(b) of the CGS Transfer Agreement.
                  ---------------

          "Solvency Certificate" shall mean an Officer's Certificate
           --------------------
substantially in the form of Exhibit 3.01(a)(i) to the Purchase Agreement.
                             ------------------

          "Solvent" shall mean, with respect to any Person on a particular date,
           -------
that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its Debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur Debts or liabilities beyond such Person's ability to pay as such Debts and liabilities mature; and
(d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as Litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Stock" shall mean all shares, options, warrants, general or limited
           -----
partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).

          "Stockholder" shall mean, with respect to any Person, each holder of
           -----------
Stock of such Person.

          "Stockholder Originator" shall have the meaning designated in Recital
           ----------------------
D of the CGS Transfer Agreement.

          "Sub-Servicer" shall mean any Person with whom the Servicer enters
           ------------
into a Sub-Servicing Agreement.

          "Sub-Servicing Agreement" shall mean any written contract entered into
           -----------------------
between the Servicer and any Sub-Servicer pursuant to and in accordance with
Section 7.01 of the Purchase Agreement relating to the servicing, administration
------------
or collection of the Transferred Receivables.

          "Subsidiary" shall mean, with respect to any Person, any corporation
           ----------
or other entity (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person or (b) that is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act.

          "Successor Servicer" shall have the meaning assigned to it in Section
           ------------------                                           -------
11.02 of the Purchase Agreement.
-----

          "Successor Servicing Fees and Expenses" shall mean the fees and
           -------------------------------------
expenses payable to the Successor Servicer as agreed to by the Seller, the Purchaser, the Operating Agent and the Collateral Agent.

          "Termination Date" shall mean the date on which (a) Capital Investment
           ----------------
has been permanently reduced to zero, (b) all other Seller Secured Obligations under the Purchase Agreement and the other Related Documents have been indefeasibly repaid in full and completely discharged and (c) the Maximum Purchase Limit has been irrevocably terminated in accordance with the provisions of Section 2.02(b) of the Purchase Agreement.
   ---------------

          "Termination Event" shall have the meaning assigned to it in Section
           -----------------                                           -------
9.01 of the Purchase Agreement.
----

          "Third Party Interactives" shall mean all Persons with whom any of the
           ------------------------
CGS Originator, the Servicer, or the Seller exchanges data electronically in the ordinary course of business, including, without limitation, customers, suppliers, third-party vendors, subcontractors, processors-converters, shippers and warehousemen.

          "Three Month Aged Receivables Ratio" shall mean, as of any date of
           ----------------------------------
determination, the ratio (expressed as a percentage) of:

          (a) the sum of the respective Outstanding Balances of Transferred Receivables with respect to which any payment, or part thereof, remained unpaid for more than

          60 but less than 91 days past their respective Maturity Dates as of the last day of the three Settlement Periods immediately preceding such date to
          --

          (b) the aggregate Billed Amount of Transferred Receivables originated during the fourth, fifth, and sixth Settlement Periods immediately preceding such date.

          "Title IV Plan" shall mean a Pension Plan (other than a Multiemployer
           -------------
Plan) that is covered by Title IV of ERISA and that the CGS Originator or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          "Transfer" shall mean (i) with respect to a transaction under the CGS
           --------
Transfer Agreement, any Sale or capital contribution of Transferred Receivables by the CGS Originator to GFC pursuant to the terms of the CGS Transfer Agreement, or (ii) with respect to a transaction under the Odyssey Transfer Agreement, the Sale of Odyssey Sold Receivables by Odyssey to CGS pursuant to the terms of the Odyssey Transfer Agreement.

          "Transfer Agreement Collateral" shall have the meaning assigned to it
           -----------------------------
in Section 7.01 of the CGS Transfer Agreement.
   ------------

          "Transfer Date" shall have the meaning assigned to it in Section
           -------------                                           -------
2.01(a) of each of the CGS Transfer Agreement and the Odyssey Transfer
-------
Agreement.

          "Transferred Receivable" shall mean any Sold Receivable or Contributed
           ----------------------
Receivable; provided, that any Receivable repurchased by the CGS Originator
            --------
pursuant to Section 4.04 of the CGS Transfer Agreement shall not be deemed to be
            ------------
a Transferred Receivable from and after the date of such repurchase unless such Receivable has subsequently been repurchased by or recontributed to GFC.

          "UCC" shall mean, with respect to any jurisdiction, the Uniform
           ---
Commercial Code as the same may, from time to time, be enacted and in effect in such jurisdiction.

          "Unapproved Receivable" shall mean any receivable (a) with respect to
           ---------------------
which the obligor thereunder is not an Obligor on any Transferred Receivable and whose customer relationship with the CGS Originator arises as a result of the acquisition by such Originator of another Person or (b) that was originated in accordance with standards established by another Person acquired by the CGS Originator, in each case, solely with respect to any such acquisitions that have not been approved in writing by the Operating Agent and then only for the period prior to any such approval.

          "Underfunded Plan" shall mean any Plan that has an Underfunding.
           ----------------

          "Underfunding" shall mean, with respect to any Plan, the excess, if
           ------------
any, of (a) the present value of all benefits under the Plan (based on the assumptions used to fund the Plan pursuant to Section 412 of the IRC) as of the most recent valuation date over (b) the fair market value of the assets of such Plan as of such valuation date.

          "Unfunded Pension Liability" shall mean, at any time, the aggregate
           --------------------------
amount, if any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for funding purposes in effect under such Title IV Plan, and (b) for a period of five years following a transaction that might reasonably be expected to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by the CGS Originator or any ERISA Affiliate as a result of such transaction.

          "Unused Facility Fee" shall have the meaning assigned to it in the Fee
           -------------------
Letter.

          "Unused Facility Fee Shortfall" shall mean, as of any date of
           -----------------------------
determination within a Settlement Period, the amount, if any, by which the Accrued Unused Facility Fee exceeds the Retained Unused Facility Fee, in each case as of such date.

          "Welfare Plan" shall mean a Plan described in Section 3(1) of ERISA.
           ------------

          "Winter Dating Order" shall mean, for any year, any order for the
           --------------------
provision of merchandise or goods by the CGS Originator in an amount greater than or equal to $5,000 that is (a) an order placed for shipment between August 1 and September 30 of such year or (b) a back order placed for shipment during the period referenced in clause (a) above, if shipped on or before October 31 of such year.

          "Winter Dating Payment Terms" shall mean, for any year and with
           ---------------------------
respect to Receivables of any Qualifying Winter Dating Obligor originated in connection with a Winter Dating Order, payment terms that require either (a) that fifty percent (50%) of all amounts due in connection with such Receivables are due and payable on December 26 of such year and that the remainder of such amounts is due and payable on May 1 of the following year or (b) that ninety-eight percent (98%) of all amounts due in connection with such Receivables are due and payable on December 26 of such year, the payment of which on such date shall constitute payment in full of one hundred percent (100%) of all amounts due in connection with such Receivables.

          "Winter Dating Receivable" shall mean any Receivable originated in
           ------------------------
connection with a Winter Dating Order of any Qualifying Winter Dating Obligor in accordance with Winter Dating Payment Terms.

          "Year 2000 Assessment" shall mean, as to the CGS Originator, the
           --------------------
Servicer or the Seller, a comprehensive written assessment of the nature and extent of the material Year 2000

Problems and Year 2000 Date-Sensitive Systems/Components of such Person, including, without limitation, Year 2000 Problems regarding data exchanges with Third Party Interactives.

          "Year 2000 Corrective Actions" shall mean, as to the CGS Originator,
           ----------------------------
the Servicer or the Seller, all actions necessary to eliminate such Person's material Year 2000 Problems, including, without limitation, computer code enhancements and revisions, upgrades and replacements of Year 2000 Date-Sensitive Systems/Components, and coordination of such enhancements, revisions, upgrades and replacements with Third Party Interactives.

          "Year 2000 Corrective Plan" shall mean, with respect to the CGS
           -------------------------
Originator, the Servicer or the Seller, a comprehensive plan to eliminate all of its material Year 2000 Problems on or before September 30, 1999, including, without limitation (i) computer code enhancements or revisions, (ii) upgrades or replacements of Year 2000 Date-Sensitive Systems/Components, (iii) test and validation procedures, (iv) an implementation time line and budget and (v) designation of specific employees who will be responsible for planning, coordinating and implementing each phase or subpart of the Year 2000 Corrective Plan.

          "Year 2000 Date-Sensitive System/Component" shall mean, as to any
           -----------------------------------------
Person, any system software, network software, applications software, data base, computer file, embedded microchip, firmware or hardware that accepts, creates, manipulates, sorts, sequences, calculates, compares or outputs calendar-related data accurately; such systems and components shall include, without limitation, mainframe computers, file server/client systems, computer workstations, routers, hubs, other network-related hardware, and other computer-related software, firmware or hardware and information processing and delivery systems of any kind and telecommunications systems and other communications processors, security systems, alarms, elevators and HVAC systems.

          "Year 2000 Implementation Testing" shall mean, as to the CGS
           --------------------------------
Originator, the Servicer or the Seller, (i) the performance of test and validation procedures regarding Year 2000 Corrective Actions on a unit basis and on a systemwide basis; (ii) the performance of test and validation procedures regarding data exchanges among such Person's material Year 2000 Date-Sensitive Systems/Components and data exchanges with Third Party Interactives, and (iii) the design and implementation of additional Year 2000 Corrective Actions, the need for which has been demonstrated by test and validation procedures.

          "Year 2000 Problems" shall mean, with respect to the CGS Originator,
           ------------------
the Servicer or the Seller, limitations on the capacity or readiness of any such Person's Year 2000 Date-Sensitive Systems/Components to accurately accept, create, manipulate, sort, sequence, calculate, compare or output calendar date information with respect to calendar year 1999 or any subsequent calendar year beginning on or after January 1, 2000 (including leap year computations), including, without limitation, exchanges of information among Year 2000 Date-Sensitive Systems/Components of the CGS Originator, the Servicer and the Seller and exchanges of information among the CGS Originator, the Servicer and the Seller and Year 2000 Date-

Sensitive Systems/Components of Third Party Interactives and functionality of peripheral interfaces, firmware and embedded microchips.

          "Yield Discount Amount" shall mean the amount, as determined from time
           ---------------------
to time by the Operating Agent in its sole discretion, calculated in accordance with Annex 4 of the Purchase Agreement.
     -------

          "Yield Shortfall" shall mean, as of any date of determination within a
           ---------------
Settlement Period, the amount, if any, by which the Accrued Monthly Yield exceeds the Retained Monthly Yield, in each case as of such date.

          SECTION 2. Other Terms and Rules of Construction.
                     -------------------------------------

          (a) Accounting Terms.  Rules of construction with respect to
              ----------------
accounting terms used in any Related Document shall be as set forth in Annex G
                                                                       -------
to the Purchase Agreement. Unless otherwise specifically provided therein, any accounting term used in any Related Document shall have the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing.

          (b) Other Terms.  All other undefined terms contained in any of the
              -----------
Related Documents shall, unless the context indicates otherwise, have the meanings provided for by the UCC as in effect in the State of New York to the extent the same are used or defined therein.

          (c) Rules of Construction.  Unless otherwise specified, references in
              ---------------------
any Related Document or any of the Appendices thereto to a Section, subsection or clause refer to such Section, subsection or clause as contained in such Related Document. The words "herein," "hereof" and "hereunder" and other words of similar import used in any Related Document refer to such Related Document as a whole, including all annexes, exhibits and schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in such Related Document or any such annex, exhibit or schedule. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Related Documents) or, in the case of Governmental Authorities, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations.

          (d) Rules of Construction for Determination of Ratios.  The Ratios as
              -------------------------------------------------
of the last day of the Settlement Period immediately preceding the Closing Date shall be established by the Operating Agent on or prior to the Closing Date and the underlying calculations for periods immediately preceding the Closing Date to be used in future calculations of the Ratios shall be established by the Operating Agent on or prior to the Closing Date in accordance with Schedule 1
                                                                   ----------
attached to this Annex X.  For purposes of calculating the Ratios, (i) averages
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shall be computed by rounding to the third decimal place and (ii) the Settlement
Period in which the date of determination thereof occurs shall not be included in the computation thereof and the first Settlement Period immediately preceding such date of determination shall be deemed to be the Settlement Period immediately preceding the Settlement Period in which such date of determination occurs.